Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2022

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT), with more than 50 years of experience developing, owning, managing, and acquiring exceptional properties in dynamic gateway markets. Including properties owned by joint ventures, BXP’s portfolio totals 53.5 million square feet and 193 properties, including fourteen properties under construction/redevelopment. BXP’s properties include 173 office properties, 12 retail properties (including 1 retail property under redevelopment), seven residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned an eleventh consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, uncertainties and risks related to the impact of (1) the COVID-19 global pandemic, including the emergence of additional variants, the effectiveness, availability and distribution of vaccines, including their efficacy against new variant strains and the willingness of individuals to be vaccinated, (2) the impact of geopolitical conflicts, including the ongoing war in Ukraine, and (3) the severity and duration of the indirect economic impacts of the foregoing, such as recession, supply chain disruptions, labor market disruptions, rising inflation, dislocation and volatility in capital markets, job losses, potential longer-term changes in consumer and client behavior, as well as possible future governmental responses; risks related to volatile or adverse global economic and geopolitical conditions, health crises and dislocations in the credit markets; risks associated with downturns in the national and local economies, increasing interest rates, and volatility in the securities markets; BXP’s ability to enter into new leases or renew leases on favorable terms, dependence on clients’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 125 Broadway, Cambridge, MA)

Q3 2022
Table of contents

Q3 2022
Company profile
SNAPSHOT

(as of September 30, 2022)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	193
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.0 million
Closing Price, at the end of the quarter	$74.97 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.2%
Consolidated Market Capitalization [2]	$27.0 billion
BXP’s Share of Market Capitalization [2,3]	$27.0 billion
Unsecured Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Kelly A. Ayotte	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins	Chair of Sustainability Committee	Robert E. Pester	Executive Vice President, San Francisco Region
Mary E. Kipp		Hilary Spann	Executive Vice President, New York Region
Joel I. Klein	Chair of Compensation Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee
		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee
William H. Walton, III		Jonathan D. Lange	Senior Vice President, Los Angeles Region
		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2022
Guidance and assumptions
GUIDANCE

BXP’s guidance for the full year 2022 and full year 2023 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on October 25, 2022 and those referenced during the Company’s conference call scheduled for October 26, 2022.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to more fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 57. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Full Year 2022		Full Year 2023
	Low	High	Low	High
Projected EPS (diluted)	$5.55	$5.57	$2.27	$2.42
Add:
Projected Company share of real estate depreciation and amortization	4.39	4.39	4.88	4.88
Projected Company share of (gains)/losses on sales of real estate	(2.43)	(2.43)	—	—
Projected FFO per share (diluted)	$7.51	$7.53	$7.15	$7.30

ASSUMPTIONS
(dollars in thousands)

	Full Year 2022		Full Year 2023
	Low	High	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.50%	89.50%	88.00%	89.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	3.50%	4.00%	(0.50)%	0.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.75%	6.25%	1.00%	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$107,000	$112,000	$100,000	$115,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(27,000)	$(25,000)	$(30,000)	$(28,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$140,000	$145,000	$95,000	$115,000
Termination income	$5,000	$7,000	$3,000	$5,000

Other revenue (expense):
Development, management services and other revenue	$33,000	$36,000	$28,000	$33,000
General and administrative expense [1]	$(155,000)	$(150,000)	$(164,000)	$(157,000)
Consolidated net interest expense [2]	$(430,000)	$(420,000)	$(520,000)	$(510,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(146,000)	$(144,000)	$(150,000)	$(145,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.
2 Excludes $(66M) - $(64M) for full year 2022 and $(100M) - $(95M) for full year 2023 of BXP’s share of projected interest expense from unconsolidated joint ventures.

Q3 2022
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-22	30-Jun-22
Net income attributable to Boston Properties, Inc.	$360,977	$222,989
Net income attributable to Boston Properties, Inc. per share - diluted	$2.29	$1.42
FFO attributable to Boston Properties, Inc. [1]	$299,751	$304,560
Diluted FFO per share [1]	$1.91	$1.94
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$127,771	$222,114

Selected items:
Revenue	$790,523	$773,927
Recoveries from clients	$123,665	$116,666
Service income from clients	$2,933	$2,452
BXP’s Share of revenue [3]	$771,125	$753,433
BXP’s Share of straight-line rent [3]	$33,817	$30,401
BXP’s Share of fair value lease revenue [3,4]	$2,933	$2,411
BXP’s Share of termination income [3]	$2,424	$1,280
Ground rent expense	$3,309	$3,442
Capitalized interest	$12,230	$14,079
Capitalized wages	$3,921	$4,061
Loss from unconsolidated joint ventures	$(3,524)	$(54)
BXP’s share of FFO from unconsolidated joint ventures [5]	$17,961	$21,066
Net income attributable to noncontrolling interests in property partnerships	$18,801	$18,546
FFO attributable to noncontrolling interests in property partnerships [6]	$36,507	$35,960

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,524	$4,868
Below-market rents (included within Other Liabilities)	$56,058	$42,119
Accrued rental income liability (included within Other Liabilities)	$119,839	$123,137

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.82	4.30
Interest Coverage Ratio (including capitalized interest) [7]	3.41	3.75
Fixed Charge Coverage Ratio [7]	3.04	3.30
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.49	7.46
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	3.2%	6.1%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	6.7%	9.5%
FAD Payout Ratio [2]	134.26%	77.23%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.3%	63.6%
Occupancy of In-Service Properties	88.9%	89.5%

Capitalization:
Consolidated Debt	$13,832,871	$13,652,773
BXP’s Share of Debt [10]	$13,925,599	$13,741,991
Consolidated Market Capitalization	$26,950,372	$29,219,913
Consolidated Debt/Consolidated Market Capitalization	51.33%	46.72%
BXP’s Share of Market Capitalization [10]	$27,043,100	$29,309,131
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	51.49%	46.89%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended September 30, 2022, see page 36.
6For a quantitative reconciliation for the three months ended September 30, 2022, see page 33.
7For a quantitative reconciliation for the three months ended September 30, 2022 and June 30, 2022, see page 31.
8For a quantitative reconciliation for the three months ended September 30, 2022 and June 30, 2022, see page 30.
9For a quantitative reconciliation for the three months ended September 30, 2022 and June 30, 2022, see pages 10, 65 and 66.
10For a quantitative reconciliation for September 30, 2022, see page 27.

Q3 2022
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-22	30-Jun-22
ASSETS
Real estate	$23,920,533	$23,522,913
Construction in progress	670,167	593,958
Land held for future development	601,676	583,700
Right of use assets - finance leases	237,505	237,488
Right of use assets - operating leases	167,935	168,370
Less accumulated depreciation	(6,170,472)	(6,077,270)
Total real estate	19,427,344	19,029,159
Cash and cash equivalents	375,774	456,491
Cash held in escrows	73,112	46,359
Investments in securities	30,040	31,457
Tenant and other receivables, net	69,633	64,607
Related party note receivable, net	78,592	78,576
Accrued rental income, net	1,250,176	1,265,480
Deferred charges, net	720,648	684,078
Prepaid expenses and other assets	107,538	55,232
Investments in unconsolidated joint ventures	1,593,834	1,554,994
Total assets	$23,726,691	$23,266,433

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,271,157	$3,269,948
Unsecured senior notes, net	9,491,714	9,489,030
Unsecured line of credit	340,000	165,000
Unsecured term loan, net	730,000	728,795
Lease liabilities - finance leases	248,092	246,832
Lease liabilities - operating leases	205,008	204,643
Accounts payable and accrued expenses	360,572	342,467
Dividends and distributions payable	170,952	170,937
Accrued interest payable	91,885	96,821
Other liabilities	417,255	401,360
Total liabilities	15,326,635	15,115,833

Commitments and contingencies	—	—
Redeemable deferred stock units	6,985	7,931

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,833,612 and 156,805,330 issued and 156,754,712 and 156,726,430 outstanding at September 30, 2022 and June 30, 2022, respectively	1,568	1,567
Additional paid-in capital	6,532,299	6,524,997
Dividends in excess of earnings	(359,536)	(567,016)
Treasury common stock at cost, 78,900 shares at September 30, 2022 and June 30, 2022	(2,722)	(2,722)
Accumulated other comprehensive loss	(15,991)	(27,077)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,155,618	5,929,749

Noncontrolling interests:
Common units of the Operating Partnership	685,952	660,214
Property partnerships	1,551,501	1,552,706
Total equity	8,393,071	8,142,669
Total liabilities and equity	$23,726,691	$23,266,433

Q3 2022
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-22	30-Jun-22
Revenue
Lease	$739,255	$721,899
Parking and other	26,259	26,474
Insurance proceeds	1,895	3,872
Hotel revenue	11,749	12,089
Development and management services	7,465	6,354
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,239
Total revenue	790,523	773,927
Expenses
Operating	145,083	137,531
Real estate taxes	135,670	132,056
Demolition costs	—	—
Restoration expenses related to insurance claims	949	4,261
Hotel operating	8,548	6,444
General and administrative [1]	32,519	34,665
Payroll and related costs from management services contracts	3,900	3,239
Transaction costs	1,650	496
Depreciation and amortization	190,675	183,146
Total expenses	518,994	501,838
Other income (expense)
Loss from unconsolidated joint ventures	(3,524)	(54)
Gains on sales of real estate	262,345	96,247
Losses from investments in securities [1]	(1,571)	(4,716)
Interest and other income (loss)	3,728	1,195
Other income - assignment fee [2]	—	6,624
Interest expense	(111,846)	(104,142)
Net income	420,661	267,243
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,801)	(18,546)
Noncontrolling interest - common units of the Operating Partnership [3]	(40,883)	(25,708)
Net income attributable to Boston Properties, Inc.	$360,977	$222,989

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$2.30	$1.42
Net income attributable to Boston Properties, Inc. per share - diluted	$2.29	$1.42

_____________
1General and administrative expense includes $(1.6) million and $(4.7) million and Losses from investments in securities include $(1.6) million and $(4.7) million for the three months ended September 30, 2022 and June 30, 2022, respectively, related to the Company’s deferred compensation plan.
2On April 7, 2022, the Company executed an agreement to assign its right to acquire 11251 Roger Bacon Drive to a third party for an assignment fee.
3For additional detail, see page 6.

Q3 2022
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-22	30-Jun-22
Net income attributable to Boston Properties, Inc.	$360,977	$222,989
Add:
Noncontrolling interest - common units of the Operating Partnership	40,883	25,708
Noncontrolling interests in property partnerships	18,801	18,546
Net income	420,661	267,243
Add:
Depreciation and amortization expense	190,675	183,146
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,706)	(17,414)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	21,485	21,120
Corporate-related depreciation and amortization	(431)	(413)
Less:
Gains on sales of real estate	262,345	96,247
Noncontrolling interests in property partnerships	18,801	18,546
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	333,538	338,889
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	33,787	34,329
FFO attributable to Boston Properties, Inc.	$299,751	$304,560

Boston Properties, Inc.’s percentage share of Basic FFO	89.87%	89.87%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.13%	10.13%
Basic FFO per share	$1.91	$1.94
Weighted average shares outstanding - basic	156,754	156,720
Diluted FFO per share	$1.91	$1.94
Weighted average shares outstanding - diluted	157,133	157,192

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-22	30-Jun-22
Basic FFO	$333,538	$338,889
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	333,538	338,889
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	33,687	34,262
Boston Properties, Inc.’s share of Diluted FFO	$299,851	$304,627

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-22	30-Jun-22
Shares/units for Basic FFO	174,416	174,392
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	379	472
Shares/units for Diluted FFO	174,795	174,864
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,662	17,672
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,133	157,192

Boston Properties, Inc.’s percentage share of Diluted FFO	89.90%	89.89%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2022, see page 33.
3For a quantitative reconciliation for the three months ended September 30, 2022, see page 36.

Q3 2022
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-22	30-Jun-22
Net income attributable to Boston Properties, Inc.	$360,977	$222,989
Add:
Noncontrolling interest - common units of the Operating Partnership	40,883	25,708
Noncontrolling interests in property partnerships	18,801	18,546
Net income	420,661	267,243
Add:
Depreciation and amortization expense	190,675	183,146
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,706)	(17,414)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	21,485	21,120
Corporate-related depreciation and amortization	(431)	(413)
Less:
Gains on sales of real estate	262,345	96,247
Noncontrolling interests in property partnerships	18,801	18,546
Basic FFO	333,538	338,889
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	6,047	4,539
BXP’s Share of hedge amortization, net of costs [1]	200	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	944	891
Stock-based compensation	7,695	14,630
Non-real estate depreciation	431	413
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,093	1,013
Less:
BXP’s Share of straight-line rent [1]	33,817	30,401
BXP’s Share of fair value lease revenue [1,7]	2,933	2,411
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	169,759	90,989
BXP’s Share of maintenance capital expenditures [1,8]	15,520	15,818
Hotel improvements, equipment upgrades and replacements	148	88
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$127,771	$222,114

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$171,550	$171,531

FAD Payout Ratio[1] (B÷A)	134.26%	77.23%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2022, see page 33.
3For a quantitative reconciliation for the three months ended September 30, 2022, see page 36.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2024 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 61 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q3 2022
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-22	30-Sep-21
Net income attributable to Boston Properties, Inc.	$360,977	$108,297
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	40,883	11,982
Noncontrolling interest in property partnerships	18,801	18,971
Net income	420,661	139,250
Add:
Interest expense	111,846	105,794
Losses from investments in securities	1,571	190
Loss from unconsolidated joint ventures	3,524	5,597
Depreciation and amortization expense	190,675	179,412
Transaction costs	1,650	1,888
Payroll and related costs from management services contracts	3,900	3,006
General and administrative expense	32,519	34,560
Less:
Interest and other income (loss)	3,728	1,520
Gains on sales of real estate	262,345	348
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,006
Development and management services revenue	7,465	6,094
Net Operating Income (NOI)	488,908	458,729
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	35,316	24,266
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	48,306	47,800
BXP’s Share of NOI	475,918	435,195
Less:
Termination income	1,981	1,874
BXP’s share of termination income from unconsolidated joint ventures [1]	500	(17)
Add:
Partners’ share of termination income from consolidated joint ventures [2]	57	10
BXP’s Share of NOI (excluding termination income)	$473,494	$433,348

Net Operating Income (NOI)	$488,908	$458,729
Less:
Termination income	1,981	1,874
NOI from non Same Properties (excluding termination income) [3]	33,576	14,697
Same Property NOI (excluding termination income)	453,351	442,158
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	48,249	47,790
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	34,816	24,283
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	9,648	1,669
BXP’s Share of Same Property NOI (excluding termination income)	$430,270	$416,982
_____________
1For a quantitative reconciliation for the three months ended September 30, 2022, see page 64.
2For a quantitative reconciliation for the three months ended September 30, 2022, see pages 61-62.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2022 and therefore are no longer a part of the Company’s property portfolio.

Q3 2022
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-22	30-Sep-21
Net income attributable to Boston Properties, Inc.	$360,977	$108,297
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	40,883	11,982
Noncontrolling interest in property partnerships	18,801	18,971
Net income	420,661	139,250
Add:
Interest expense	111,846	105,794
Losses from investments in securities	1,571	190
Loss from unconsolidated joint ventures	3,524	5,597
Depreciation and amortization expense	190,675	179,412
Transaction costs	1,650	1,888
Payroll and related costs from management services contracts	3,900	3,006
General and administrative expense	32,519	34,560
Less:
Interest and other income (loss)	3,728	1,520
Gains on sales of real estate	262,345	348
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,006
Development and management services revenue	7,465	6,094
Net Operating Income (NOI)	488,908	458,729
Less:
Straight-line rent	32,140	36,675
Fair value lease revenue	2,442	1,408
Termination income	1,981	1,874
Add:
Straight-line ground rent expense adjustment [1]	631	748
Lease transaction costs that qualify as rent inducements [2]	4,667	4,090
NOI - cash (excluding termination income)	457,643	423,610
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	23,983	13,308
Same Property NOI - cash (excluding termination income)	433,660	410,302
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	45,046	45,150
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	30,969	21,619
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	8,181	1,248
BXP’s Share of Same Property NOI - cash (excluding termination income)	$411,402	$385,523
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $169 and $40 for the three months ended September 30, 2022 and 2021, respectively. As of September 30, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly. For the three months ended September 30, 2021, amount excludes $(23.0) million of prepaid ground rent expense in connection with the ground lease at Sumner Square located in Washington, DC.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2022 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended September 30, 2022, see page 62.
5For a quantitative reconciliation for the three months ended September 30, 2022, see page 64.

Q3 2022
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-22	30-Sep-21	Change	Change	30-Sep-22	30-Sep-21	Change	Change
Rental Revenue [2]	$706,621	$682,223			$26,089	$16,082
Less: Termination income	1,711	1,874			—	—
Rental revenue (excluding termination income) [2]	704,910	680,349	$24,561	3.6%	26,089	16,082	$10,007	62.2%
Less: Operating expenses and real estate taxes	262,076	244,283	17,793	7.3%	15,572	9,990	5,582	55.9%
NOI (excluding termination income) [2,3]	$442,834	$436,066	$6,768	1.6%	$10,517	$6,092	$4,425	72.6%

Rental revenue (excluding termination income) [2]	$704,910	$680,349	$24,561	3.6%	$26,089	$16,082	$10,007	62.2%
Less: Straight-line rent and fair value lease revenue	23,504	36,702	(13,198)	(36.0)%	21	(8)	29	362.5%
Add: Lease transaction costs that qualify as rent inducements [4]	3,203	4,042	(839)	(20.8)%	—	48	(48)	(100.0)%
Subtotal	684,609	647,689	36,920	5.7%	26,068	16,138	9,930	61.5%
Less: Operating expenses and real estate taxes	262,076	244,283	17,793	7.3%	15,572	9,990	5,582	55.9%
Add: Straight-line ground rent expense [5]	631	748	(117)	(15.6)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$423,164	$404,154	$19,010	4.7%	$10,496	$6,148	$4,348	70.7%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-22	30-Sep-21	Change	Change	30-Sep-22	30-Sep-21	Change	Change
Rental Revenue [2]	$732,710	$698,305			$45,210	$40,420
Less: Termination income	1,711	1,874			500	(17)
Rental revenue (excluding termination income) [2]	730,999	696,431	$34,568	5.0%	44,710	40,437	$4,273	10.6%
Less: Operating expenses and real estate taxes	277,648	254,273	23,375	9.2%	19,542	17,823	1,719	9.6%
NOI (excluding termination income) [2,3]	$453,351	$442,158	$11,193	2.5%	$25,168	$22,614	$2,554	11.3%

Rental revenue (excluding termination income) [2]	$730,999	$696,431	$34,568	5.0%	$44,710	$40,437	$4,273	10.6%
Less: Straight-line rent and fair value lease revenue	23,525	36,694	(13,169)	(35.9)%	3,904	2,818	1,086	38.5%
Add: Lease transaction costs that qualify as rent inducements [4]	3,203	4,090	(887)	(21.7)%	1,380	367	1,013	276.0%
Subtotal	$710,677	$663,827	46,850	7.1%	42,186	37,986	4,200	11.1%
Less: Operating expenses and real estate taxes	277,648	254,273	23,375	9.2%	19,542	17,823	1,719	9.6%
Add: Straight-line ground rent expense [5]	631	748	(117)	(15.6)%	144	208	(64)	(30.8)%
NOI - cash (excluding termination income) 2, [3]	$433,660	$410,302	$23,358	5.7%	$22,788	$20,371	$2,417	11.9%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-22	30-Sep-21	Change	Change	30-Sep-22	30-Sep-21	Change	Change
Rental Revenue [2]	$79,336	$76,951			$698,584	$661,774
Less: Termination income	57	10			2,154	1,847
Rental revenue (excluding termination income) [2]	79,279	76,941	$2,338	3.0%	696,430	659,927	$36,503	5.5%
Less: Operating expenses and real estate taxes	31,030	29,151	1,879	6.4%	266,160	242,945	23,215	9.6%
NOI (excluding termination income) [2,3]	$48,249	$47,790	$459	1.0%	$430,270	$416,982	$13,288	3.2%

Rental revenue (excluding termination income) [2]	$79,279	$76,941	$2,338	3.0%	$696,430	$659,927	$36,503	5.5%
Less: Straight-line rent and fair value lease revenue	3,203	3,718	(515)	(13.9)%	24,226	35,794	(11,568)	(32.3)%
Add: Lease transaction costs that qualify as rent inducements [4]	—	1,078	(1,078)	(100.0)%	4,583	3,379	1,204	35.6%
Subtotal	76,076	74,301	1,775	2.4%	676,787	627,512	49,275	7.9%
Less: Operating expenses and real estate taxes	31,030	29,151	1,879	6.4%	266,160	242,945	23,215	9.6%
Add: Straight-line ground rent expense [5]	—	—	—	—%	775	956	(181)	(18.9)%
NOI - cash (excluding termination income) 2, [3]	$45,046	$45,150	$(104)	(0.2)%	$411,402	$385,523	$25,879	6.7%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $169 and $40 for the three months ended September 30, 2022 and 2021, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q3 2022
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI-cash (excluding termination income) increased $25,879, compared to Q3 2021. Included in Q3 2021 is BXP’s Share of $8,063 of cash rent abatements and deferrals primarily related to COVID-19.

Q3 2022
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-22	30-Jun-22
Maintenance capital expenditures	$16,808	$16,256
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	8,969	17,779
Hotel improvements, equipment upgrades and replacements	148	88
Subtotal	25,925	34,123
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	601	1,022
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	462	425
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,889	1,460
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	2,372	6,438
BXP’s Share of Capital Expenditures [1]	$22,727	$27,672

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-22	30-Jun-22
Square feet	1,680,341	1,932,249
Tenant improvements and lease commissions PSF	$116.42	$71.73

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of unconsolidated joint ventures.

Q3 2022
Acquisitions and dispositions
For the period from January 1, 2022 through September 30, 2022
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
Madison Centre	Seattle, WA	May 17, 2022	754,988	$730,000	$—	$730,000	92.7%
125 Broadway	Cambridge, MA	September 16, 2022	271,000	592,438	2,500	594,938	100.0%
Total Acquisitions			1,025,988	$1,322,438	$2,500	$1,324,938	94.6%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [1]
195 West Street	Waltham, MA	March 31, 2022	63,500	$37,700	$35,397	$22,701
Virginia 95 Office Park	Springfield, VA	June 15, 2022	733,421	127,500	121,948	96,160
601 Massachusetts Avenue	Washington, DC	August 30, 2022	478,667	531,000	514,506	237,433
Broadrun Land Parcel	Loudoun County, VA	September 15, 2022	N/A	27,000	26,865	24,380
Total Dispositions			1,275,588	$723,200	$698,716	$380,674

___________________
1 Excludes approximately $0.6 million of gains on sales of real estate recognized during the nine months ended September 30, 2022 related to gain amounts from sales of real estate occurring in prior periods.

Q3 2022
Construction in progress
as of September 30, 2022
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 9/30/2022	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
140 Kendrick - Building A	Q3 2023	Q3 2023	Needham, MA	104,000	$4,163	$26,600	$—	$—	$22,437	100%		—%	N/A
Reston Next	Q4 2021	Q4 2023	Reston, VA	1,062,000	560,445	715,300	—	—	154,855	87%		69%	6,221
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	480,000	301,118	356,100	—	—	54,982	61%		6%	(128)
360 Park Avenue South (42% ownership) [6]	Q4 2023	Q1 2025	New York, NY	450,000	200,474	219,000	92,774	87,299	13,051	—%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	15,321	61,000	—	—	45,679	—%		—%	N/A
Platform16 Building A (55% ownership) [7]	Q2 2025	Q4 2026	San Jose, CA	389,500	78,343	231,900	—	—	153,557	—%		—%	N/A
Total Office Properties under Construction				2,575,500	1,159,864	1,609,900	92,774	87,299	444,561	51%		30%	6,093

Lab/Life Sciences
880 Winter Street (Redevelopment)	Q3 2022	Q1 2023	Waltham, MA	244,000	100,112	108,000	—	—	7,888	97%		25%	308
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	231,000	81,235	127,600	—	—	46,365	100%		—%	N/A
103 CityPoint	Q4 2023	Q3 2024	Waltham, MA	113,000	33,288	115,100	—	—	81,812	—%		—%	N/A
180 CityPoint	Q4 2023	Q4 2024	Waltham, MA	329,000	119,190	274,700	—	—	155,510	43%		—%	N/A
651 Gateway (50% ownership) (Redevelopment)	Q4 2023	Q4 2025	South San Francisco, CA	327,000	33,738	146,500	—	—	112,762	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,244,000	367,563	771,900	—	—	404,337	49%		5%	308

Residential
Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	11,394	47,700	28,000	4,116	12,422	—%		—%	N/A
Total Residential Property under Construction				417,000	11,394	47,700	28,000	4,116	12,422	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	2,355	43,800	—	—	41,445	100%		—%	N/A
Total Retail Property under Construction				118,000	2,355	43,800	—	—	41,445	100%		—%	—

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	136,896	182,300	—	—	45,404	N/A		—%	N/A
Total Properties Under Construction [8]				4,413,500	$1,678,072	$2,655,600	$120,774	$91,415	$948,169	52%	[9]	18%	$6,401

PROJECTS FULLY PLACED IN-SERVICE DURING 2022

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2022	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s Share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
325 Main Street	Q2 2022	Q2 2022	Cambridge, MA	414,008	$350,770	$418,400	$—	$—	$67,630	92%	$9,262
Total Projects Fully Placed In-Service				414,008	$350,770	$418,400	$—	$—	$67,630	92%	$9,262

Q3 2022
Construction in progress (continued)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 21, 2022, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2022. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 55.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
7Estimated total investment represents the costs to complete Building A, a 389,500 square foot building, and Building A’s proportionate share of land and garage costs. In conjunction with the construction of Building A, garage and site work will be completed for Phase II, which will support approximately 700,000 square feet of development in two office buildings, budgeted to be an incremental $141 million.
8Estimated total investment excludes approximately $210 million related to the redevelopment of 300 Binney Street which is currently in-service. The Company and Biogen terminated their existing lease agreement at 300 Binney Street to facilitate the conversion and expansion of the property, which is expected to begin in early 2023. Biogen will be vacating the property in phases through early 2023. The redeveloped property is 100% pre-leased. The commencement of construction are subject to various conditions. There can be no assurance that the Company will commence the redevelopment on the terms and schedule currently contemplated or at all.
9Total percentage leased excludes Residential and Other.

Q3 2022
Land parcels and purchase options
as of September 30, 2022

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,229,400
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Francisco, CA	850,000
San Jose, CA (55% Ownership)	698,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% Ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
El Segundo, CA (50% Ownership)	275,000
Lexington, MA [3]	259,000
Rockville, MD 3	202,000
Dulles, VA 4	150,000
Total	12,902,400

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
4On September 15, 2022, the Company completed the sale of a parcel of land within its Broad Run Business Park property located in Loudoun County, Virginia for a gross sale price of $27.0 million, resulting in a gain on sale of real estate totaling approximately $24.4 million.
5The Company expects to be a 50% partner in the future development of these sites.

Q3 2022
Leasing activity
for the three months ended September 30, 2022

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,019,936
Less:
Property dispositions/properties taken out of service [1]	5,270
Add:
Properties placed (and partially placed) in-service [2]	62,933
Leases expiring or terminated during the period	1,920,658
Total space available for lease	6,998,257

1st generation leases	67,007
2nd generation leases with new clients	595,133
2nd generation lease renewals	1,085,208
Total space leased	1,747,348

Vacant space available for lease at the end of the period	5,250,909
Net (increase)/decrease in available space	(230,973)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,680,341
Weighted average lease term (months)	114
Weighted average free rent period (days)	77
Total transaction costs per square foot [4]	$116.42
Increase (decrease) in gross rents [5]	1.41%
Increase (decrease) in net rents [6]	0.21%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5]	net [5]
Boston	51,195	186,422	237,617	18.89%	28.17%	799,713
Los Angeles	—	—	—	—%	—%	28,602
New York	4,074	699,947	704,021	0.45%	(3.68)%	289,692
San Francisco	—	270,657	270,657	2.67%	3.19%	165,345
Seattle	—	8,961	8,961	—%	—%	—
Washington, DC	11,738	514,354	526,092	(6.26)%	(8.78)%	162,932
Total / Weighted Average	67,007	1,680,341	1,747,348	1.41%	0.21%	1,446,284

_____________
1Total vacant square feet of properties taken out of service in Q3 2022 consists of 5,270 at 601 Massachusetts Avenue.
2Total square feet of properties placed (and partially placed) in-service in Q3 2022 consists of 4,207 at 2100 Pennsylvania Avenue, 7,531 at Reston Next and 51,195 at 880 Winter Street.
3Second generation leases are defined as leases for space that have previously been leased. Of the 1,680,341 square feet of second generation leases that commenced in Q3 2022, leases for 1,498,628 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,382,469 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,382,469 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 193,318.

Q3 2022
Portfolio overview
for the three months ended September 30, 2022
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,663,662	967,152	550,114	330,000	16,510,928
Los Angeles	2,186,511	126,377	—	—	2,312,888
New York	11,370,884	417,849	—	—	11,788,733
San Francisco	6,996,895	355,928	318,171	—	7,670,994
Seattle	1,506,632	26,472	—	—	1,533,104
Washington, DC	7,832,515	648,564	822,436	—	9,303,515
Total	44,557,099	2,542,342	1,690,721	330,000	49,120,162
% of Total	90.71%	5.18%	3.44%	0.67%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$699,331	$54,537	$13,639	$11,651	$779,158
Less:
Partners’ share from consolidated joint ventures [4]	69,847	9,489	—	—	79,336
Add:
BXP’s share from unconsolidated joint ventures [5]	54,823	2,267	2,531	—	59,621
BXP’s Share of Rental revenue [1]	$684,307	$47,315	$16,170	$11,651	$759,443
% of Total	90.11%	6.23%	2.13%	1.53%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	28.77%	6.38%	35.15%
Los Angeles	2.68%	—%	2.68%
New York	24.10%	2.00%	26.10%
San Francisco	16.93%	2.32%	19.25%
Seattle	2.30%	—%	2.30%
Washington, DC	4.10%	10.42%	14.52%
Total	78.88%	21.12%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $98 of revenue from retail clients that is included in Retail.
4See page 62 for additional information.
5See page 64 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q3 2022
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-22	30-Jun-22	30-Sep-22	30-Jun-22
Rental Revenue [2]	$14,340	$16,912	$11,749	$12,089
Less: Operating expenses and real estate taxes	7,024	9,818	8,548	6,444
Net Operating Income (NOI) [2]	7,316	7,094	3,201	5,645
Add: BXP’s share of NOI from unconsolidated joint ventures	1,539	1,590	N/A	N/A
BXP’s Share of NOI [2]	$8,855	$8,684	$3,201	$5,645

Rental Revenue [2]	$14,340	$16,912	$11,749	$12,089
Less: Straight line rent and fair value lease revenue	24	59	(2)	2
Add: Lease transaction costs that qualify as rent inducements	—	(41)	—	—
Subtotal	14,316	16,812	11,751	12,087
Less: Operating expenses and real estate taxes	7,024	9,818	8,548	6,444
NOI - cash basis [2]	7,292	6,994	3,203	5,643
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,539	1,590	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,831	$8,584	$3,203	$5,643

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-22	30-Sep-21
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,102	$3,360	22.08%
Average Rental Rate Per Occupied Square Foot		$5.64	$4.69	20.26%
Average Physical Occupancy		95.45%	87.50%	9.09%
Average Economic Occupancy		95.23%	82.92%	14.85%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$2,895	$2,642	9.58%
Average Rental Rate Per Occupied Square Foot		$5.32	$4.82	10.37%
Average Physical Occupancy		95.60%	94.52%	1.14%
Average Economic Occupancy		94.90%	93.90%	1.06%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,238	$3,747	13.10%
Average Rental Rate Per Occupied Square Foot		$4.71	$4.17	12.95%
Average Physical Occupancy		99.61%	96.51%	3.21%
Average Economic Occupancy		99.28%	95.38%	4.09%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		75.80%	49.40%	53.44%
Average Daily Rate		$328.40	$222.31	47.72%
Revenue Per Available Room		$249.06	$109.86	126.71%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,400	$3,307	2.81%
Average Rental Rate Per Occupied Square Foot		$4.27	$3.92	8.93%
Average Physical Occupancy		92.79%	48.34%	91.95%
Average Economic Occupancy		90.17%	41.03%	119.77%

Q3 2022
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-22	30-Sep-21
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,671	$2,429	9.96%
Average Rental Rate Per Occupied Square Foot		$2.75	$2.51	9.56%
Average Physical Occupancy		96.26%	93.24%	3.24%
Average Economic Occupancy		95.93%	92.03%	4.24%

The Avant at Reston Town Center, Reston, VA [2,3]	359
Average Monthly Rental Rate		$2,450	$2,299	6.57%
Average Rental Rate Per Occupied Square Foot		$2.67	$2.50	6.80%
Average Physical Occupancy		95.36%	96.29%	(0.97)%
Average Economic Occupancy		95.32%	96.25%	(0.97)%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Excludes retail space.

Q3 2022
In-service property listing

as of September 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,769,077	94.0%	$77.82
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,821	97.1%	72.93
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,798	91.2%	68.62
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	95.2%	73.56
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,819	99.8%	82.74
100 Causeway Street (50% ownership) [3,4]	CBD Boston MA	1	633,819	94.6%	75.17
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	57.59
Prudential Center (retail shops) [5,6]	CBD Boston MA	—	475,756	94.3%	96.93
The Hub on Causeway - Podium (50% ownership) [3]	CBD Boston MA	1	382,497	74.7%	70.16
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	78.68
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	61.36
Subtotal		10	8,279,065	94.6%	$75.14

145 Broadway	East Cambridge MA	1	490,086	99.8%	$87.66
325 Main Street [4]	East Cambridge MA	1	414,008	91.6%	98.42
125 Broadway [4]	East Cambridge MA	1	271,000	100.0%	137.96
355 Main Street	East Cambridge MA	1	259,640	99.3%	79.69
90 Broadway	East Cambridge MA	1	223,771	98.1%	75.90
255 Main Street	East Cambridge MA	1	215,394	97.5%	99.43
300 Binney Street [7]	East Cambridge MA	1	195,191	64.2%	—
150 Broadway	East Cambridge MA	1	177,226	100.0%	84.43
105 Broadway	East Cambridge MA	1	152,664	100.0%	71.85
250 Binney Street	East Cambridge MA	1	67,362	100.0%	48.55
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.47
Subtotal		11	2,661,624	95.6%	$84.77

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	989,548	63.6%	$45.28
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	76.9%	39.87
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.56
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	89.1%	39.23
140 Kendrick Street [6]	Route 128 Mass Turnpike MA	2	298,431	100.0%	47.42
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	95.6%	45.05
200 West Street [4]	Route 128 Mass Turnpike MA	1	273,365	83.9%	67.97
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	100.0%	52.94
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	55.46
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	96.0%	45.42
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	43.5%	47.95
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	100.0%	55.56
1265 Main Street (50% ownership) [3]	Route 128 Mass Turnpike MA	1	120,681	100.0%	51.48
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	46.18
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	60.43
Lexington Office Park [8]	Route 128 Northwest MA	2	166,779	46.8%	28.96
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	69.80
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.49
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	60.18
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	46.38
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	52.01
Subtotal		27	4,661,722	83.4%	$48.80

Boston Office Total:		48	15,602,411	91.4%	$69.65

Residential
Hub50House (440 units) (50% ownership) [3]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q3 2022
In-service property listing (continued)

as of September 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		52	16,510,928

LOS ANGELES
Office
Colorado Center (50% ownership) [3]	West Los Angeles CA	6	1,131,511	89.5%	$70.04
Santa Monica Business Park (55% ownership) [3]	West Los Angeles CA	14	1,106,973	90.5%	68.58
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	73.79
Subtotal		27	2,312,888	90.0%	$69.46

Los Angeles Total:		27	2,312,888	90.0%	$69.46

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,965,003	86.8%	$162.19
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	98.0%	98.84
399 Park Avenue	Park Avenue NY	1	1,577,544	99.2%	98.72
599 Lexington Avenue	Park Avenue NY	1	1,095,398	91.3%	87.40
Times Square Tower (55% ownership)	Times Square NY	1	1,225,472	84.8%	80.00
250 West 55th Street	Times Square / West Side NY	1	966,979	100.0%	94.62
Dock 72 (50% ownership) [3]	Brooklyn NY	1	668,625	33.8%	60.61
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	95.1%	137.65
Subtotal		8	9,524,900	89.0%	$107.97

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	$37.53
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.33
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.74
212 Carnegie Center	Princeton NJ	1	151,355	41.9%	38.68
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	36.61
506 Carnegie Center	Princeton NJ	1	139,050	68.2%	38.18
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.39
202 Carnegie Center	Princeton NJ	1	134,068	83.1%	39.29
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.19
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.32
101 Carnegie Center	Princeton NJ	1	121,620	95.3%	38.61
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	39.17
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.27
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	39.05
103 Carnegie Center	Princeton NJ	1	96,331	78.3%	35.34
105 Carnegie Center	Princeton NJ	1	69,955	50.2%	35.42
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.37
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.46
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.44
Subtotal		18	2,263,833	78.0%	$38.21

New York Total:		26	11,788,733	86.9%	$95.94

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$107.89
Embarcadero Center Four	CBD San Francisco CA	1	941,018	93.2%	89.80
Embarcadero Center One	CBD San Francisco CA	1	837,051	68.9%	86.57
Embarcadero Center Two	CBD San Francisco CA	1	802,472	86.6%	84.43
Embarcadero Center Three	CBD San Francisco CA	1	787,377	82.8%	87.72

Q3 2022
In-service property listing (continued)

as of September 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	72.53
535 Mission Street	CBD San Francisco CA	1	307,235	90.1%	90.10
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	104.03
Subtotal		9	5,646,708	89.3%	$91.85

Gateway Commons (50% ownership) [3]	South San Francisco CA	5	787,981	84.1%	$61.69
Mountain View Research Park	Mountain View CA	15	542,264	74.0%	69.68
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	89.60
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	51.69
North First Business Park [8]	San Jose CA	5	190,636	71.1%	24.46
Subtotal		27	1,693,290	80.6%	$63.13

San Francisco Office Total:		36	7,339,998	87.3%	$85.71

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,670,994

SEATTLE
Office
Safeco Plaza (33.67% ownership) [3,4]	CBD Seattle WA	1	778,116	85.2%	$44.36
Madison Centre [4]	CBD Seattle WA	1	754,988	93.1%	59.27
Subtotal		2	1,533,104	89.1%	$52.03

Seattle Total:		2	1,533,104	89.1%	$52.03

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [3]	East End Washington DC	1	657,580	67.8%	$69.79
901 New York Avenue (25% ownership) [3]	East End Washington DC	1	544,256	78.4%	66.12
Market Square North (50% ownership) [3]	East End Washington DC	1	417,982	76.1%	71.25
2200 Pennsylvania Avenue	CBD Washington DC	1	459,667	97.3%	97.11
1330 Connecticut Avenue	CBD Washington DC	1	253,579	92.1%	71.04
Sumner Square	CBD Washington DC	1	209,556	98.1%	55.93
500 North Capitol Street, N.W. (30% ownership) [3]	Capitol Hill Washington DC	1	230,900	98.5%	81.05
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	54.92
Subtotal		8	2,950,329	83.9%	$73.03

South of Market	Reston VA	3	623,250	99.6%	$54.23
Fountain Square	Reston VA	2	524,797	84.4%	49.90
One Freedom Square	Reston VA	1	428,400	76.7%	50.83
Two Freedom Square	Reston VA	1	423,222	100.0%	49.25
One and Two Discovery Square	Reston VA	2	366,989	99.0%	50.55
One Reston Overlook	Reston VA	1	319,519	80.3%	46.50
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	68.27
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.20
Democracy Tower	Reston VA	1	259,441	99.3%	62.61
Fountain Square Retail [5]	Reston VA	1	198,158	79.4%	48.62
Two Reston Overlook	Reston VA	1	134,615	100.0%	49.84
Subtotal		16	3,815,246	92.3%	$52.60

7750 Wisconsin Avenue (50% ownership) [3,4]	Bethesda/Chevy Chase MD	1	735,573	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,248	89.9%	60.35
Shady Grove Innovation District [4,8]	North Rockville MD	4	232,278	65.2%	18.17
Kingstowne Two	Springfield VA	1	155,995	83.7%	39.21

Q3 2022
In-service property listing (continued)

as of September 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Kingstowne One	Springfield VA	1	153,401	36.9%		40.47
Kingstowne Retail [5]	Springfield VA	1	88,288	96.8%		46.84
Subtotal		9	1,664,783	85.8%		$40.84

Washington, DC Office Total:		33	8,430,358	88.1%		$57.10

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		35	9,303,515

Total In-Service Properties:		179	49,120,162	88.9%	[9]	$75.74	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3This is an unconsolidated joint venture property.
4Not included in the Same Property analysis.
5This is a retail property.
6Excludes a portion of the property that was placed in redevelopment during the three months ended September 30, 2022, including 760 Boylston Street, the stand-alone building consisting of approximately 118,000 square feet at Prudential Center (retail shops), and one building consisting of approximately 90,000 square feet at 140 Kendrick Street. For additional detail, see page 14.
7This property is held for redevelopment which is expected to commence upon the last lease expiration in 2023. To facilitate the redevelopment of the property, there is no rental obligation from the client.
8Property held for redevelopment.
9Excludes Hotel and Residential properties. For additional detail, see pages 19-20.
.

Q3 2022
Top 20 clients listing and portfolio client diversification
as of September 30, 2022
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.49%	9.3
2	Google	2.76%	14.8
3	Biogen	2.53%	4.6
4	Akamai Technologies	2.15%	12.1
5	WeWork	1.54%	10.0
6	Fannie Mae	1.53%	14.9
7	Kirkland & Ellis	1.53%	15.1
8	Ropes & Gray	1.46%	7.6
9	Microsoft	1.30%	9.6
10	Millennium Management	1.29%	8.3
11	Shearman & Sterling	1.23%	16.1
12	Arnold & Porter Kaye Scholer	1.20%	10.0
13	Wellington Management	1.19%	11.0
14	Weil Gotshal & Manges	1.14%	11.6
15	Bank of America	0.95%	12.8
16	Morrison & Foerster	0.88%	8.0
17	Snap	0.88%	3.5
18	O'Melveny & Myers	0.85%	2.2
19	Aramis (Estee Lauder)	0.84%	17.5
20	Mass Financial Services	0.83%	5.4
	BXP’s Share of Annualized Rental Obligations	29.55%
	BXP’s Share of Square Feet [1]	24.47%
	Weighted Average Remaining Lease Term (years)		10.4

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca [4]	290 Binney Street [4]	570,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Genentech	751 Gateway	229,000
The Broad Institute	300 Binney Street	225,000
Volkswagen Group of America	Reston Next	196,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4290 Binney Street is a future development project in Cambridge, MA. The lease and the commencement of development are subject to various conditions, some of which are not within BXP’s control.

Q3 2022
Occupancy by location
as of September 30, 2022

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-22	30-Jun-22	30-Sep-22	30-Jun-22	30-Sep-22	30-Jun-22
Boston	94.8%	94.6%	83.4%	84.4%	91.4%	91.5%
Los Angeles	90.0%	93.4%	—%	—%	90.0%	93.4%
New York	89.0%	90.0%	78.0%	78.5%	86.9%	87.8%
San Francisco	89.3%	89.9%	80.6%	76.7%	87.3%	86.9%
Seattle	89.1%	89.1%	—%	—%	89.1%	89.1%
Washington, DC	83.9%	85.3%	90.3%	92.0%	88.1%	89.4%
Total Portfolio	90.6%	91.2%	84.9%	85.5%	88.9%	89.5%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-22	30-Sep-21	30-Sep-22	30-Sep-21	30-Sep-22	30-Sep-21
Boston	94.8%	95.9%	82.9%	86.4%	91.0%	92.8%
Los Angeles	90.0%	83.4%	—%	—%	90.0%	83.4%
New York	89.0%	89.9%	78.0%	77.1%	86.9%	87.5%
San Francisco	89.3%	92.1%	80.6%	75.1%	87.3%	88.1%
Seattle	—%	—%	—%	—%	—%	—%
Washington, DC	83.9%	82.2%	90.1%	88.2%	87.6%	85.8%
Total Portfolio	90.5%	91.0%	84.2%	83.9%	88.6%	88.8%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2022
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	340,000
Unsecured Term Loan	730,000
Unsecured Senior Notes, at face value	9,550,000
Outstanding Principal	13,920,000
Discount on Unsecured Senior Notes	(14,391)
Deferred Financing Costs, Net	(72,738)
Consolidated Debt	$13,832,871
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$9,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,755	156,755	$11,751,922
Common Operating Partnership Units	18,215	18,215	1,365,579
Total Equity		174,970	$13,117,501

Consolidated Debt (A)			$13,832,871
Add: BXP’s share of unconsolidated joint venture debt [3]			1,450,624
Less: Partners’ share of consolidated debt [4]			1,357,896
BXP’s Share of Debt [5] (B)			$13,925,599

Consolidated Market Capitalization (C)			$26,950,372
BXP’s Share of Market Capitalization [5] (D)			$27,043,100
Consolidated Debt/Consolidated Market Capitalization (A÷C)			51.33%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			51.49%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the September 30, 2022 closing price of $74.97 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2022
Debt analysis [1]
as of September 30, 2022
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at September 30, 2022	Letters of Credit	Remaining Capacity at September 30, 2022
Unsecured Line of Credit	$1,500,000	$340,000	$6,425	$1,153,575

UNSECURED TERM LOAN - MATURES MAY 16, 2023

	Facility	Outstanding at September 30, 2022
Unsecured Term Loan	$730,000	$730,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	76.35%	3.36%	3.43%	5.4
Secured Debt	23.65%	3.24%	3.42%	6.1
Consolidated Debt	100.00%	3.33%	3.43%	5.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	7.74%	3.40%	3.43%	1.6
Fixed Rate Debt	92.26%	3.32%	3.43%	5.9
Consolidated Debt	100.00%	3.33%	3.43%	5.6

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2022
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2022 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.5%	43.2%
Secured Debt/Total Assets	Less than 50%	14.9%	13.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.04	4.04
Unencumbered Assets/ Unsecured Debt	Greater than 150%	243.1%	265.4%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2022
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-22	30-Jun-22
Net income attributable to Boston Properties, Inc.	$360,977	$222,989
Add:
Noncontrolling interest - common units of the Operating Partnership	40,883	25,708
Noncontrolling interest in property partnerships	18,801	18,546
Net income	420,661	267,243
Add:
Interest expense	111,846	104,142
Losses from early extinguishments of debt	—	—
Depreciation and amortization expense	190,675	183,146
Less:
Gains on sales of real estate	262,345	96,247
Loss from unconsolidated joint ventures	(3,524)	(54)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	35,709	35,401
EBITDAre [1]	500,070	493,739
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	48,478	47,810
BXP’s Share of EBITDAre [1] (A)	451,592	445,929
Add:
Stock-based compensation expense	7,695	14,630
BXP’s Share of straight-line ground rent expense adjustment [1]	944	891
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	6,047	4,539
Less:
BXP’s Share of straight-line rent [1]	33,817	30,401
BXP’s Share of fair value lease revenue [1]	2,933	2,411
Non-cash losses from early extinguishments of debt	—	—
BXP’s Share of EBITDAre – cash [1]	$429,528	$433,177

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,806,368	$1,783,716

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-22	30-Jun-22
Consolidated debt	$13,832,871	$13,652,773
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	375,774	456,491
Cash held in escrow for 1031 exchange	26,729	—
Net debt [1]	13,430,368	13,196,282
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,450,624	1,446,617
Partners’ share of cash and cash equivalents from consolidated joint ventures	107,080	126,387
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	99,081	110,006
Partners’ share of consolidated joint venture debt [3]	1,357,896	1,357,399
BXP’s Share of Net Debt [1] (B)	$13,531,095	$13,301,881

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.49	7.46

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2022, see pages 34 and 63.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2022, see pages 32 and 61.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2022
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-22	30-Jun-22
BXP’s Share of interest expense [1]	$117,623	$106,627
Less:
BXP’s Share of hedge amortization, net of costs [1]	200	1,446
BXP’s Share of amortization of financing costs [1]	5,028	4,419
Adjusted interest expense excluding capitalized interest (A)	112,395	100,762
Add:
BXP’s Share of capitalized interest [1]	13,404	14,679
Adjusted interest expense including capitalized interest (B)	$125,799	$115,441

BXP’s Share of EBITDAre – cash [1,2] (C)	$429,528	$433,177

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.82	4.30
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.41	3.75

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-22	30-Jun-22
BXP’s Share of interest expense [1]	$117,623	$106,627
Less:
BXP’s Share of hedge amortization, net of costs [1]	200	1,446
BXP’s Share of amortization of financing costs [1]	5,028	4,419
Add:
BXP’s Share of capitalized interest [1]	13,404	14,679
BXP’s Share of maintenance capital expenditures [1]	15,520	15,818
Hotel improvements, equipment upgrades and replacements	148	88
Total Fixed Charges (A)	$141,467	$131,347

BXP’s Share of EBITDAre – cash [1,2] (B)	$429,528	$433,177
Fixed Charge Coverage Ratio (B÷A)	3.04	3.30

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

Q3 2022
Consolidated joint ventures
d
as of September 30, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,200,942		$2,245,392	$5,446,334
Cash and cash equivalents	100,501		148,623	249,124
Other assets	303,891		366,359	670,250
Total assets	$3,605,334		$2,760,374	$6,365,708

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,283,609		$987,520	$3,271,129
Other liabilities	85,659		84,013	169,672
Total liabilities	2,369,268		1,071,533	3,440,801
Equity:
Boston Properties, Inc.	743,224		630,060	1,373,284
Noncontrolling interests	492,842		1,058,781	1,551,623	[2]
Total equity	1,236,066		1,688,841	2,924,907
Total liabilities and equity	$3,605,334		$2,760,374	$6,365,708

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$40,200		$66,880	$107,080

Partners’ share of consolidated debt [3]	$913,512	[4]	$444,384	$1,357,896

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q3 2022
Consolidated joint ventures (continued)
for the three months ended September 30, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$74,210	$101,562	$175,772
Straight-line rent	4,715	2,616	7,331
Fair value lease revenue	327	21	348
Termination income	—	127	127
Total lease revenue	79,252	104,326	183,578
Parking and other	—	1,529	1,529
Total rental revenue [2]	79,252	105,855	185,107
Expenses
Operating	30,562	38,432	68,994
Net Operating Income (NOI)	48,690	67,423	116,113

Other income (expense)
Interest and other income	295	392	687
Interest expense	(21,234)	(7,733)	(28,967)
Depreciation and amortization expense	(16,888)	(22,762)	(39,650)
General and administrative expense	(43)	(123)	(166)
Total other income (expense)	(37,870)	(30,226)	(68,096)
Net income	$10,820	$37,197	$48,017

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$10,820	$37,197	$48,017
Add: Depreciation and amortization expense	16,888	22,762	39,650
Entity FFO	$27,708	$59,959	$87,667

Partners’ NCI [3]	$3,289	$15,512	$18,801
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	7,156	10,550	17,706
Partners’ share FFO [3]	$10,445	$26,062	$36,507

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,531	$21,685	$29,216
Depreciation and amortization expense - BXP’s basis difference	44	397	441
BXP’s share of depreciation and amortization expense	9,688	11,815	21,503
BXP’s share of FFO	$17,263	$33,897	$51,160
_____________
1 Lease revenue includes recoveries from clients and service income from clients.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2022
Unconsolidated joint ventures [1]

as of September 30, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	59,379	168,414	September 5, 2023	3.72%	3.93%
Podium	50.00%	48,571	87,030	September 6, 2023	4.78%	4.94%
Hub50House	50.00%	45,662	91,837	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,165	—	—	—%	—%
1265 Main Street	50.00%	3,358	17,777	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	166,302	164,186	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	234,271	274,565	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,017	—	—	—%	—%
New York
Dock 72 [3]	50.00%	27,772	98,864	December 18, 2023	5.45%	5.72%
360 Park Avenue South [4]	42.21%	112,772	86,456	December 14, 2024	4.87%	5.33%
3 Hudson Boulevard [5]	25.00%	116,678	19,988	July 13, 2023	5.80%	5.88%
San Francisco
Platform 16	55.00%	143,558	—	—	—%	—%
Gateway Commons	50.00%	314,137	—	—	—%	—%
751 Gateway	49.00%	71,820	—	—	—%	—%
Seattle
Safeco Plaza [6]	33.67%	70,889	83,727	September 1, 2026	4.41%	4.55%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	52,656	126,538	April 26, 2023	3.39%	3.93%
1001 6th Street	50.00%	42,922	—	—	—%	—%
Market Square North	50.00%	(5,759)	62,179	November 10, 2025	4.64%	4.80%
Wisconsin Place Parking Facility	33.33%	32,638	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(9,432)	31,488	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,506)	53,237	January 5, 2025	3.61%	3.69%
Reston Next Residential [7]	20.00%	11,267	1,333	May 13, 2026	4.75%	5.06%
Metropolitan Square [6]	20.00%	(39,318)	83,005	April 9, 2024	5.12%	5.90%
		1,526,819
Investments with deficit balances reflected within Other Liabilities		67,015
Investments in Unconsolidated Joint Ventures		$1,593,834
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,450,624

Q3 2022
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	56.36%	4.45%	4.78%	1.6
Fixed Rate Debt	43.64%	3.86%	3.94%	4.7
Total Debt	100.00%	4.19%	4.41%	3.0

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees and the effects of hedging transactions (if any).
3 The property includes net equity balances from the amenity joint venture.
4 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6 Safeco Plaza and Metropolitan Square entered into interest rate cap agreements which capped SOFR to 2.50% and 4.50% per annum, respectively.
7 The Company’s partner will fund required capital until their aggregate investment is approximately 80% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.

Q3 2022
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,872	$28,447		$3,731	$11,152		$6,821	$33,938		$108,961
Straight-line rent	1,097	5,782		60	114		870	1,635		9,558
Fair value lease revenue	—	270		—	23		1,153	—		1,446
Termination income	—	1,000		—	—		—	—		1,000
Total lease revenue	25,969	35,499		3,791	11,289		8,844	35,573		120,965
Parking and other	17	3,534		47	195		578	1,802		6,173
Total rental revenue [3]	25,986	39,033		3,838	11,484		9,422	37,375		127,138
Expenses
Operating	9,645	14,564		4,964	4,595		3,546	15,484		52,798
Net operating income/(loss)	16,341	24,469		(1,126)	6,889		5,876	21,891		74,340

Other income/(expense)
Development and management services revenue	—	—		606	—		—	27		633
Interest and other income	48	5		5	3		37	127		225
Interest expense	(7,983)	(11,984)		(4,227)	(6)		(3,078)	(13,400)		(40,678)
Transaction costs	(139)	(4)		—	325		(42)	(75)		65
Depreciation and amortization expense	(8,279)	(12,681)		(2,776)	(4,677)		(6,029)	(9,690)		(44,132)
General and administrative expense	(24)	20		(26)	(8)		(16)	(34)		(88)
Total other income/(expense)	(16,377)	(24,644)		(6,418)	(4,363)		(9,128)	(23,045)		(83,975)
Net income/(loss)	$(36)	$(175)		$(7,544)	$2,526		$(3,252)	$(1,154)		$(9,635)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(18)	$(292)		$(3,087)	$1,262		$(1,095)	$979	[4]	$(2,251)
Basis differential
Straight-line rent	$—	$91	[5]	$—	$7	[5]	$—	$—		$98
Fair value lease revenue	—	301	[5]	—	(219)	[5]	—	—		82
Transaction costs	—	—		—	(161)	[5]	—	—		(161)
Depreciation and amortization expense	(13)	(1,071)	[5]	373	(506)	[5]	42	(117)		(1,292)
Total basis differential [6]	(13)	(679)	[5]	373	(879)	[5]	42	(117)		(1,273)
Income/(loss) from unconsolidated joint ventures	(31)	(971)		(2,714)	383		(1,053)	862	[4]	(3,524)
Add:
BXP’s share of depreciation and amortization expense	4,152	7,784		1,015	2,830		1,988	3,716	[4]	21,485
BXP’s share of FFO	$4,121	$6,813		$(1,699)	$3,213		$935	$4,578		$17,961

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2022
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	895,939	814,058	41,319,867	50.76	43,694,786	53.68	2.18%	[4]
2023	2,060,425	1,725,937	115,228,614	66.76	116,346,932	67.41	4.62%
2024	3,534,119	3,098,508	193,481,165	62.44	196,770,646	63.50	8.29%
2025	2,621,713	2,409,962	164,157,727	68.12	169,702,222	70.42	6.45%
2026	3,080,103	2,548,919	194,766,561	76.41	206,852,725	81.15	6.82%
2027	2,363,864	2,126,512	149,717,614	70.41	166,289,718	78.20	5.69%
2028	3,428,708	2,717,446	217,856,595	80.17	240,552,544	88.52	7.27%
2029	3,026,377	2,649,910	189,532,401	71.52	217,314,665	82.01	7.09%
2030	2,668,678	2,548,143	189,432,655	74.34	209,790,999	82.33	6.82%
2031	1,969,342	1,828,959	146,447,543	80.07	165,150,684	90.30	4.89%
Thereafter	14,500,143	11,454,015	900,820,022	78.65	1,097,432,369	95.81	30.65%
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	149,879	149,174	2,986,197	20.02	2,986,197	20.02	6.85%
2023	71,462	69,230	5,664,856	81.83	5,725,808	82.71	3.18%
2024	116,418	108,830	11,806,197	108.48	12,486,812	114.74	4.99%
2025	135,311	109,500	8,351,686	76.27	8,529,575	77.90	5.02%
2026	91,365	80,468	15,443,844	191.93	16,357,757	203.28	3.69%
2027	122,437	112,021	13,102,667	116.97	13,713,973	122.42	5.14%
2028	121,234	117,958	11,473,899	97.27	12,476,695	105.77	5.41%
2029	116,382	93,082	10,620,691	114.10	11,584,978	124.46	4.27%
2030	200,137	162,248	11,685,006	72.02	12,572,610	77.49	7.45%
2031	56,698	46,919	4,174,250	88.97	4,815,157	102.63	2.15%
Thereafter	724,851	571,313	65,334,505	114.36	80,867,430	141.55	26.22%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	1,045,818	963,232	44,306,064	46.00	46,680,983	48.46	2.44%	[4]
2023	2,131,887	1,795,167	120,893,470	67.34	122,072,740	68.00	4.54%
2024	3,650,537	3,207,338	205,287,362	64.01	209,257,458	65.24	8.11%
2025	2,757,024	2,519,462	172,509,413	68.47	178,231,797	70.74	6.37%
2026	3,171,468	2,629,387	210,210,405	79.95	223,210,482	84.89	6.65%
2027	2,486,301	2,238,533	162,820,281	72.74	180,003,691	80.41	5.66%
2028	3,549,942	2,835,404	229,330,494	80.88	253,029,239	89.24	7.17%
2029	3,142,759	2,742,992	200,153,092	72.97	228,899,643	83.45	6.94%
2030	2,868,815	2,710,391	201,117,661	74.20	222,363,609	82.04	6.85%
2031	2,026,040	1,875,878	150,621,793	80.29	169,965,841	90.61	4.74%
Thereafter	15,224,994	12,025,328	966,154,527	80.34	1,178,299,799	97.98	30.41%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	378,699	378,699	17,396,660	45.94	19,727,477	52.09	[4]
2023	767,732	638,814	37,720,764	59.05	37,970,247	59.44
2024	826,238	779,758	43,984,522	56.41	45,829,721	58.77
2025	1,043,152	1,024,008	61,316,885	59.88	62,992,801	61.52
2026	777,131	745,820	48,754,870	65.37	52,258,956	70.07
2027	632,755	624,955	42,155,538	67.45	47,392,613	75.83
2028	1,128,725	1,128,725	91,427,931	81.00	100,239,706	88.81
2029	1,039,275	909,689	51,946,631	57.10	61,001,232	67.06
2030	1,365,682	1,359,009	87,341,299	64.27	95,253,660	70.09
2031	558,878	491,442	28,094,128	57.17	31,525,618	64.15
Thereafter	4,708,184	3,834,745	305,261,114	79.60	372,804,390	97.22

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	125,853	125,853	1,591,685	12.65	1,591,685	12.65
2023	18,553	18,238	1,684,738	92.38	1,703,297	93.39
2024	33,306	33,306	2,318,880	69.62	2,320,014	69.66
2025	41,202	41,202	3,709,893	90.04	3,755,220	91.14
2026	26,512	26,512	5,160,061	194.63	5,428,066	204.74
2027	67,909	61,595	9,408,538	152.75	9,983,203	162.08
2028	75,560	75,560	8,426,618	111.52	9,236,474	122.24
2029	51,277	49,927	7,008,747	140.38	7,580,290	151.83
2030	91,335	56,940	5,655,083	99.32	5,747,097	100.93
2031	4,266	4,266	606,633	142.20	675,901	158.44
Thereafter	254,190	213,102	15,766,110	73.98	18,537,538	86.99

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	504,552	504,552	18,988,345	37.63	21,319,162	42.25	[4]
2023	786,285	657,052	39,405,502	59.97	39,673,544	60.38
2024	859,544	813,064	46,303,402	56.95	48,149,735	59.22
2025	1,084,354	1,065,210	65,026,778	61.05	66,748,021	62.66
2026	803,643	772,332	53,914,931	69.81	57,687,022	74.69
2027	700,664	686,550	51,564,076	75.11	57,375,816	83.57
2028	1,204,285	1,204,285	99,854,549	82.92	109,476,180	90.91
2029	1,090,552	959,616	58,955,378	61.44	68,581,522	71.47
2030	1,457,017	1,415,949	92,996,382	65.68	101,000,757	71.33
2031	563,144	495,708	28,700,761	57.90	32,201,519	64.96
Thereafter	4,962,374	4,047,847	321,027,224	79.31	391,341,928	96.68
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	108,236	108,236	4,489,969	41.48	4,489,969	41.48	[4]
Q4 2022	270,463	270,463	12,906,691	47.72	15,237,508	56.34
Total 2022	378,699	378,699	17,396,660	45.94	19,727,477	52.09

Q1 2023	220,511	157,909	9,676,664	61.28	9,705,246	61.46
Q2 2023	179,202	172,102	9,206,671	53.50	9,222,042	53.58
Q3 2023	109,939	94,788	5,412,953	57.11	5,438,088	57.37
Q4 2023	258,080	214,014	13,424,476	62.73	13,604,872	63.57
Total 2023	767,732	638,814	37,720,764	59.05	37,970,247	59.44

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	125,853	125,853	1,591,685	12.65	1,591,685	12.65
Total 2022	125,853	125,853	1,591,685	12.65	1,591,685	12.65

Q1 2023	4,457	4,142	546,098	131.84	556,476	134.35
Q2 2023	5,486	5,486	242,328	44.17	242,328	44.17
Q3 2023	2,443	2,443	377,623	154.57	377,623	154.57
Q4 2023	6,167	6,167	518,689	84.11	526,870	85.43
Total 2023	18,553	18,238	1,684,738	92.38	1,703,297	93.39

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	108,236	108,236	4,489,969	41.48	4,489,969	41.48	[4]
Q4 2022	396,316	396,316	14,498,376	36.58	16,829,193	42.46
Total 2022	504,552	504,552	18,988,345	37.63	21,319,162	42.25

Q1 2023	224,968	162,051	10,222,762	63.08	10,261,722	63.32
Q2 2023	184,688	177,588	9,448,999	53.21	9,464,370	53.29
Q3 2023	112,382	97,231	5,790,576	59.55	5,815,711	59.81
Q4 2023	264,247	220,181	13,943,165	63.33	14,131,742	64.18
Total 2023	786,285	657,052	39,405,502	59.97	39,673,544	60.38
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83
2023	67,927	37,360	2,508,296	67.14	2,510,711	67.20
2024	132,131	72,672	4,976,663	68.48	5,167,250	71.10
2025	12,255	6,740	490,111	72.71	543,703	80.67
2026	602,745	331,510	23,019,255	69.44	25,383,356	76.57
2027	27,999	15,399	808,205	52.48	1,230,774	79.92
2028	303,413	157,097	11,951,174	76.07	14,423,359	91.81
2029	349,913	174,957	11,862,051	67.80	14,588,826	83.39
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
Thereafter	428,566	214,470	15,233,560	71.03	23,375,203	108.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	1,405	703	48,584	69.16	48,584	69.16
2024	4,333	2,283	124,099	54.35	128,741	56.39
2025	36,406	18,975	585,793	30.87	619,348	32.64
2026	5,827	3,205	338,161	105.52	365,473	114.04
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,290,585	61.56	1,401,899	66.87
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	17,993	8,997	493,141	54.81	608,117	67.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83
2023	69,332	38,063	2,556,880	67.17	2,559,295	67.24
2024	136,464	74,955	5,100,762	68.05	5,295,991	70.66
2025	48,661	25,715	1,075,904	41.84	1,163,051	45.23
2026	608,572	334,715	23,357,416	69.78	25,748,829	76.93
2027	27,999	15,399	808,205	52.48	1,230,774	79.93
2028	303,413	157,097	11,951,174	76.08	14,423,359	91.81
2029	388,031	195,922	13,152,636	67.13	15,990,725	81.62
2030	5,283	2,906	334,316	115.04	405,506	139.54
2031	—	—	—	—	—	—
Thereafter	446,559	223,467	15,726,701	70.38	23,983,320	107.32
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2022
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83
Total 2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83

Q1 2023	63,925	35,159	2,335,451	66.43	2,338,239	66.51
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	—	—	—	—	—	—
Total 2023	67,927	37,360	2,508,296	67.14	2,510,711	67.20

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	1,405	703	48,584	69.16	48,584	69.16
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	1,405	703	48,584	69.16	48,584	69.16

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83
Total 2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83

Q1 2023	65,330	35,862	2,384,035	66.48	2,386,823	66.56
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	—	—	—	—	—	—
Total 2023	69,332	38,063	2,556,880	67.17	2,559,295	67.24
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2022
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	250,824	220,943	12,035,558	54.47	12,035,558	54.47	[4]
2023	293,180	193,371	17,829,932	92.21	17,830,370	92.21
2024	1,303,758	1,059,745	69,951,685	66.01	70,702,349	66.72
2025	566,908	522,148	41,888,761	80.22	42,133,614	80.69
2026	476,509	400,981	32,159,210	80.20	32,653,812	81.43
2027	441,268	383,603	26,608,935	69.37	27,604,287	71.96
2028	589,079	415,176	40,154,291	96.72	42,253,408	101.77
2029	663,129	636,762	63,871,753	100.31	69,383,937	108.96
2030	726,239	683,697	61,886,068	90.52	66,959,934	97.94
2031	376,287	340,492	25,267,810	74.21	27,103,466	79.60
Thereafter	4,219,431	3,133,902	301,304,883	96.14	359,304,745	114.65

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	178	107	540	5.06	540	5.06
2023	2,562	1,823	1,347,771	739.23	1,386,811	760.65
2024	11,244	8,623	5,915,626	686.01	6,292,682	729.74
2025	4,179	4,179	614,806	147.12	538,999	128.98
2026	20,470	17,664	7,784,838	440.73	8,272,196	468.32
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	712,671	227.33	826,001	263.48
2030	2,895	2,053	812,990	396.08	951,366	463.49
2031	13,633	10,123	1,515,298	149.69	1,791,786	177.00
Thereafter	252,900	169,638	41,779,293	246.29	52,910,413	311.90

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	251,002	221,050	12,036,098	54.45	12,036,098	54.45	[4]
2023	295,742	195,194	19,177,703	98.25	19,217,181	98.45
2024	1,315,002	1,068,368	75,867,311	71.01	76,995,031	72.07
2025	571,087	526,327	42,503,567	80.76	42,672,613	81.08
2026	496,979	418,645	39,944,048	95.41	40,926,008	97.76
2027	441,268	383,603	26,608,935	69.37	27,604,287	71.96
2028	589,079	415,176	40,154,291	96.72	42,253,408	101.77
2029	666,264	639,897	64,584,424	100.93	70,209,938	109.72
2030	729,134	685,750	62,699,058	91.43	67,911,300	99.03
2031	389,920	350,615	26,783,108	76.39	28,895,252	82.41
Thereafter	4,472,331	3,303,540	343,084,176	103.85	412,215,158	124.78
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	59,762	29,881	1,916,553	64.14	1,916,553	64.14	[4]
Q4 2022	191,062	191,062	10,119,005	52.96	10,119,005	52.96
Total 2022	250,824	220,943	12,035,558	54.47	12,035,558	54.47

Q1 2023	71,318	44,348	3,935,572	88.74	3,935,572	88.74
Q2 2023	43,145	26,353	2,712,038	102.91	2,712,038	102.91
Q3 2023	111,063	77,929	6,734,545	86.42	6,734,545	86.42
Q4 2023	67,654	44,741	4,447,777	99.41	4,448,215	99.42
Total 2023	293,180	193,371	17,829,932	92.21	17,830,370	92.21

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	178	107	540	5.06	540	5.06
Total 2022	178	107	540	5.06	540	5.06

Q1 2023	715	715	30,000	41.96	30,000	41.96
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	1,847	1,108	1,317,771	1,189.11	1,356,811	1,224.34
Total 2023	2,562	1,823	1,347,771	739.23	1,386,811	760.65

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	59,762	29,881	1,916,553	64.14	1,916,553	64.14	[4]
Q4 2022	191,240	191,169	10,119,545	52.94	10,119,545	52.94
Total 2022	251,002	221,050	12,036,098	54.45	12,036,098	54.45

Q1 2023	72,033	45,063	3,965,572	88.00	3,965,572	88.00
Q2 2023	43,145	26,353	2,712,038	102.91	2,712,038	102.91
Q3 2023	111,063	77,929	6,734,545	86.42	6,734,545	86.42
Q4 2023	69,501	45,849	5,765,548	125.75	5,805,026	126.61
Total 2023	295,742	195,194	19,177,703	98.25	19,217,181	98.45
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	61,043	46,798	3,264,905	69.77	3,269,801	69.87	[4]
2023	598,062	547,818	41,945,274	76.57	42,643,513	77.84
2024	660,615	609,052	42,512,147	69.80	42,100,803	69.13
2025	650,777	628,441	48,762,975	77.59	51,571,415	82.06
2026	661,169	573,720	52,587,480	91.66	55,798,597	97.26
2027	504,462	493,498	45,598,016	92.40	51,702,778	104.77
2028	525,954	513,698	46,516,840	90.55	52,620,890	102.44
2029	276,575	258,291	25,588,350	99.07	29,943,545	115.93
2030	353,507	339,079	30,742,283	90.66	36,324,903	107.13
2031	816,495	802,173	82,632,953	103.01	94,020,956	117.21
Thereafter	1,010,147	979,630	95,020,107	97.00	113,402,149	115.76

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	3,050	3,050	295,848	97.00	295,848	97.00
2023	26,647	26,647	1,561,278	58.59	1,562,758	58.65
2024	7,516	7,516	31,220	4.15	284,831	37.90
2025	27,647	27,647	2,015,932	72.92	2,176,983	78.74
2026	6,955	6,955	559,286	80.41	651,913	93.73
2027	12,951	12,951	996,185	76.92	1,058,151	81.70
2028	13,314	13,314	933,759	70.13	994,164	74.67
2029	6,216	6,216	608,761	97.93	687,438	110.59
2030	5,267	5,267	595,177	113.00	761,760	144.63
2031	6,709	3,355	80,508	24.00	105,045	31.31
Thereafter	39,591	39,591	2,168,330	54.77	2,686,156	67.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	64,093	49,848	3,560,753	$71.43	3,565,649	71.53	[4]
2023	624,709	574,465	43,506,552	75.73	44,206,271	76.95
2024	668,131	616,568	42,543,367	69.00	42,385,634	68.74
2025	678,424	656,088	50,778,907	77.40	53,748,398	81.92
2026	668,124	580,675	53,146,766	91.53	56,450,510	97.22
2027	517,413	506,449	46,594,201	92.00	52,760,929	104.18
2028	539,268	527,012	47,450,599	90.04	53,615,054	101.73
2029	282,791	264,507	26,197,111	99.04	30,630,983	115.80
2030	358,774	344,346	31,337,460	91.01	37,086,663	107.70
2031	823,204	805,528	82,713,461	102.68	94,126,001	116.85
Thereafter	1,049,738	1,019,221	97,188,437	95.36	116,088,305	113.90
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	9,505	9,505	775,898	81.63	775,898	81.63	[4]
Q4 2022	51,538	37,293	2,489,007	66.74	2,493,902	66.87
Total 2022	61,043	46,798	3,264,905	69.77	3,269,801	69.87

Q1 2023	80,513	76,872	5,199,176	67.63	5,251,621	68.32
Q2 2023	33,584	19,107	1,226,735	64.20	1,250,849	65.47
Q3 2023	342,077	339,988	26,469,634	77.85	26,857,787	79.00
Q4 2023	141,888	111,852	9,049,729	80.91	9,283,257	83.00
Total 2023	598,062	547,818	41,945,274	76.57	42,643,513	77.84

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	3,050	3,050	295,848	97.00	295,848	97.00
Total 2022	3,050	3,050	295,848	97.00	295,848	97.00

Q1 2023	5,392	5,392	314,624	58.35	314,624	58.35
Q2 2023	1,218	1,218	116,485	95.64	116,485	95.64
Q3 2023	12,345	12,345	814,506	65.98	814,506	65.98
Q4 2023	7,692	7,692	315,664	41.04	317,143	41.23
Total 2023	26,647	26,647	1,561,278	58.59	1,562,758	58.65

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	9,505	9,505	775,898	81.63	775,898	81.63	[4]
Q4 2022	54,588	40,343	2,784,855	69.03	2,789,750	69.15
Total 2022	64,093	49,848	3,560,753	71.43	3,565,649	71.53

Q1 2023	85,905	82,264	5,513,800	67.03	5,566,245	67.66
Q2 2023	34,802	20,325	1,343,220	66.09	1,367,334	67.27
Q3 2023	354,422	352,333	27,284,140	77.44	27,672,293	78.54
Q4 2023	149,580	119,544	9,365,393	78.34	9,600,400	80.31
Total 2023	624,709	574,465	43,506,552	75.73	44,206,271	76.95
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	25,028	10,045	541,692	53.93	541,692	53.93	[4]
2023	29,198	15,610	871,032	55.80	887,321	56.84
2024	31,366	12,134	206,790	17.04	212,974	17.55
2025	21,163	7,126	334,361	46.92	352,686	49.50
2026	33,201	33,201	1,863,098	56.12	2,005,084	60.39
2027	189,746	186,827	10,750,121	57.54	12,068,393	64.60
2028	669,079	332,548	17,780,711	53.47	19,720,784	59.30
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,174,053	57.46	3,685,635	66.72
2031	94,744	91,599	5,046,935	55.10	5,874,995	64.14
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	1,040	350	6,303	18.00	6,303	18.00
2025	—	—	—	—	—	—
2026	3,686	1,241	94,909	76.47	94,909	76.47
2027	—	—	—	—	—	—
2028	4,663	4,663	197,254	42.30	220,806	47.35
2029	—	—	—	—	—	—
2030	—	—	—	—	—	—
2031	3,048	3,048	185,379	60.82	222,230	72.91
Thereafter	—	—	—	—	—	—
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	25,028	10,045	541,692	53.93	541,692	53.93	[4]
2023	29,198	15,610	871,032	55.80	887,321	56.84
2024	32,406	12,484	213,093	17.07	219,277	17.56
2025	21,163	7,126	334,361	46.92	352,686	49.49
2026	36,887	34,442	1,958,007	56.85	2,099,993	60.97
2027	189,746	186,827	10,750,121	57.54	12,068,393	64.60
2028	673,742	337,211	17,977,965	53.31	19,941,590	59.14
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,174,053	57.46	3,685,635	66.72
2031	97,792	94,647	5,232,314	55.28	6,097,225	64.42
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	12,838	4,323	209,104	48.37	209,104	48.37	[4]
Q4 2022	12,190	5,722	332,588	58.12	332,588	58.12
Total 2022	25,028	10,045	541,692	53.93	541,692	53.93

Q1 2023	2,214	745	36,427	48.87	36,427	48.87
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	26,984	14,864	834,605	56.15	850,894	57.24
Total 2023	29,198	15,610	871,032	55.80	887,321	56.84

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	12,838	4,323	209,104	48.37	209,104	48.37	[4]
Q4 2022	12,190	5,722	332,588	58.12	332,588	58.12
Total 2022	25,028	10,045	541,692	53.93	541,692	53.93

Q1 2023	2,214	745	36,427	48.90	36,427	48.90
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	26,984	14,864	834,605	56.15	850,894	57.25
Total 2023	29,198	15,610	871,032	55.80	887,321	56.84
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	139,714	135,226	6,766,321	50.04	6,805,527	50.33	[4]
2023	304,326	292,964	14,353,316	48.99	14,504,770	49.51
2024	580,011	565,147	31,849,358	56.36	32,757,549	57.96
2025	327,458	221,499	11,364,634	51.31	12,108,003	54.66
2026	529,348	463,687	36,382,648	78.46	38,752,920	83.58
2027	567,634	422,230	23,796,799	56.36	26,290,873	62.27
2028	212,458	170,202	10,025,648	58.90	11,294,397	66.36
2029	585,991	558,717	29,745,844	53.24	34,821,102	62.32
2030	168,007	111,115	6,288,952	56.60	7,566,867	68.10
2031	122,938	103,253	5,405,717	52.35	6,625,649	64.17
Thereafter	4,048,781	3,233,046	180,005,421	55.68	223,551,712	69.15

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	20,798	20,164	1,098,124	54.46	1,098,124	54.46
2023	22,295	21,819	1,022,485	46.86	1,024,358	46.95
2024	58,979	56,752	3,410,069	60.09	3,454,241	60.87
2025	25,877	17,497	1,425,262	81.46	1,439,025	82.25
2026	27,915	24,891	1,506,589	60.53	1,545,200	62.08
2027	41,577	37,475	2,697,944	71.99	2,672,619	71.32
2028	27,697	24,421	1,916,268	78.47	2,025,251	82.93
2029	17,636	12,839	999,927	77.88	1,089,350	84.85
2030	95,357	95,082	4,287,440	45.09	4,706,881	49.50
2031	29,042	26,127	1,786,432	68.38	2,020,195	77.32
Thereafter	160,177	139,985	5,127,631	36.63	6,125,206	43.76

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	160,512	155,390	7,864,445	50.61	7,903,651	50.86	[4]
2023	326,621	314,783	15,375,801	48.85	15,529,128	49.33
2024	638,990	621,899	35,259,427	56.70	36,211,790	58.23
2025	353,335	238,996	12,789,896	53.52	13,547,028	56.68
2026	557,263	488,578	37,889,237	77.55	40,298,120	82.48
2027	609,211	459,705	26,494,743	57.63	28,963,492	63.00
2028	240,155	194,623	11,941,916	61.36	13,319,648	68.44
2029	603,627	571,556	30,745,771	53.79	35,910,452	62.83
2030	263,364	206,197	10,576,392	51.29	12,273,748	59.52
2031	151,980	129,380	7,192,149	55.59	8,645,844	66.83
Thereafter	4,208,958	3,373,031	185,133,052	54.89	229,676,918	68.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	34,269	34,269	2,021,006	58.97	2,021,006	58.97	[4]
Q4 2022	105,445	100,957	4,745,314	47.00	4,784,521	47.39
Total 2022	139,714	135,226	6,766,321	50.04	6,805,527	50.33

Q1 2023	48,461	48,461	1,838,025	37.93	1,846,370	38.10
Q2 2023	43,687	41,327	3,302,751	79.92	3,316,623	80.25
Q3 2023	148,010	140,479	6,690,138	47.62	6,755,105	48.09
Q4 2023	64,168	62,697	2,522,402	40.23	2,586,672	41.26
Total 2023	304,326	292,964	14,353,316	48.99	14,504,770	49.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	20,798	20,164	1,098,124	54.46	1,098,124	54.46
Total 2022	20,798	20,164	1,098,124	54.46	1,098,124	54.46

Q1 2023	7,775	7,775	295,634	38.02	295,634	38.02
Q2 2023	4,373	4,373	311,932	71.33	311,932	71.33
Q3 2023	6,655	6,655	123,019	18.49	123,024	18.49
Q4 2023	3,492	3,016	291,900	96.79	293,769	97.41
Total 2023	22,295	21,819	1,022,485	46.86	1,024,358	46.95

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	34,269	34,269	2,021,006	58.97	2,021,006	58.97	[4]
Q4 2022	126,243	121,121	5,843,438	48.24	5,882,645	48.57
Total 2022	160,512	155,390	7,864,445	50.61	7,903,651	50.86

Q1 2023	56,236	56,236	2,133,659	37.94	2,142,004	38.09
Q2 2023	48,060	45,700	3,614,683	79.10	3,628,555	79.40
Q3 2023	154,665	147,134	6,813,157	46.31	6,878,129	46.75
Q4 2023	67,660	65,713	2,814,302	42.83	2,880,441	43.83
Total 2023	326,621	314,783	15,375,801	48.85	15,529,128	49.33
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - CBD properties [1,2,3]
as of September 30, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	142,848	142,848	2,639,363	18.48	2,639,363	18.48	[4]
2023	526,302	397,069	28,099,345	70.77	28,359,532	71.42
2024	332,978	286,498	19,102,694	66.68	19,774,522	69.02
2025	334,993	315,849	25,821,305	81.75	26,692,919	84.51
2026	560,622	529,311	41,041,181	77.54	42,716,066	80.70
2027	521,924	507,809	43,789,963	86.23	48,671,021	95.85
2028	1,069,454	1,069,454	93,035,952	86.99	101,948,325	95.33
2029	698,152	567,216	43,816,340	77.25	51,027,751	89.96
2030	1,300,996	1,259,928	86,376,158	68.56	93,119,053	73.91
2031	28,779	21,683	2,056,799	94.86	2,303,246	106.22
Thereafter	4,623,367	3,708,840	303,898,881	81.94	371,510,330	100.17

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	40,631	22,347	1,314,731	58.83	1,314,731	58.83
2023	69,332	38,062	2,556,880	67.18	2,559,295	67.24
2024	136,464	74,955	5,100,762	68.05	5,295,991	70.66
2025	48,661	25,716	1,075,904	41.84	1,163,050	45.23
2026	608,572	334,715	23,357,417	69.78	25,748,829	76.93
2027	27,999	15,399	808,205	52.48	1,230,774	79.92
2028	303,413	157,097	11,951,174	76.07	14,423,359	91.81
2029	388,031	195,921	13,152,635	67.13	15,990,726	81.62
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	446,559	223,466	15,726,701	70.38	23,983,320	107.32

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	140,499	110,547	7,880,877	71.29	7,880,877	71.29	[4]
2023	253,657	153,109	17,608,413	115.01	17,647,454	115.26
2024	815,979	569,345	56,805,355	99.77	57,834,983	101.58
2025	326,653	281,893	32,944,626	116.87	32,868,819	116.60
2026	255,579	177,244	30,146,071	170.08	30,685,484	173.13
2027	197,448	139,783	17,733,647	126.87	18,104,729	129.52
2028	569,107	395,204	39,479,602	99.9	41,510,474	105.04
2029	597,949	571,582	62,025,008	108.51	67,365,865	117.86
2030	681,960	638,576	61,105,853	95.69	65,973,175	103.31
2031	228,644	189,339	20,223,959	106.81	21,983,499	116.11
Thereafter	4,338,557	3,169,766	338,124,075	106.67	406,496,146	128.24

Q3 2022
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2022

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	32,852	32,852	2,971,267	90.44	2,971,267	90.44	[4]
2023	329,633	329,633	27,144,272	82.35	27,575,444	83.65
2024	500,075	500,075	37,979,220	75.95	37,636,651	75.26
2025	332,346	332,346	29,321,366	88.23	30,887,196	92.94
2026	493,225	493,225	44,916,518	91.07	47,723,843	96.76
2027	413,144	413,144	39,987,409	96.79	45,268,770	109.57
2028	514,756	514,756	46,791,454	90.90	52,832,241	102.64
2029	246,223	246,223	25,300,015	102.75	29,549,004	120.01
2030	277,390	277,390	27,322,322	98.50	32,245,527	116.25
2031	787,850	787,850	81,932,069	103.99	93,111,678	118.18
Thereafter	988,703	988,703	95,859,982	96.96	114,452,922	115.76

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	25,028	10,045	541,692	53.93	541,692	53.93	[4]
2023	29,198	15,610	871,032	55.80	887,321	56.84
2024	32,406	12,484	213,093	17.07	219,277	17.56
2025	21,163	7,126	334,361	46.92	352,686	49.50
2026	36,887	34,442	1,958,007	56.85	2,099,993	60.97
2027	189,746	186,827	10,750,121	57.54	12,068,393	64.60
2028	673,742	337,211	17,977,965	53.31	19,941,589	59.14
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,174,053	57.46	3,685,635	66.72
2031	97,792	94,647	5,232,314	55.28	6,097,225	64.42
Thereafter	85,034	58,222	3,994,937	68.62	4,994,170	85.78

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	81,474	76,352	4,792,218	62.76	4,822,631	63.16	[4]
2023	57,041	45,203	3,590,874	79.44	3,611,155	79.89
2024	119,185	102,094	7,155,107	70.08	7,360,027	72.09
2025	173,879	59,540	3,526,184	59.22	3,716,160	62.41
2026	338,009	269,324	26,619,976	98.84	28,273,686	104.98
2027	229,996	80,490	6,133,021	76.20	6,579,124	81.74
2028	150,372	104,840	7,443,265	71.00	8,338,722	79.54
2029	86,288	54,217	3,772,992	69.59	4,319,304	79.67
2030	90,263	33,096	2,292,930	69.28	2,767,149	83.61
2031	80,737	58,136	3,196,654	54.99	3,883,139	66.79
Thereafter	1,053,090	584,949	40,922,165	69.96	48,342,355	82.64

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	361,704	361,704	16,348,982	45.20	18,679,799	51.64	[4]
2023	259,983	259,983	11,306,156	43.49	11,314,013	43.52
2024	526,566	526,566	27,200,707	51.66	28,375,214	53.89
2025	749,361	749,361	39,205,473	52.32	40,055,102	53.45
2026	243,021	243,021	12,873,750	52.97	14,970,956	61.60
2027	178,740	178,740	7,774,112	43.49	8,704,795	48.70
2028	134,831	134,831	6,818,598	50.57	7,527,855	55.83
2029	392,400	392,400	15,139,038	38.58	17,553,771	44.73
2030	156,021	156,021	6,620,223	42.43	7,881,704	50.52
2031	534,365	474,025	26,643,962	56.21	29,898,273	63.07
Thereafter	339,007	339,007	17,128,343	50.53	19,831,598	58.50

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	110,503	110,503	4,155,221	37.60	4,155,221	37.60
2023	42,085	42,085	1,569,289	37.29	1,569,727	37.30
2024	499,023	499,023	19,061,957	38.20	19,160,048	38.40
2025	244,434	244,434	9,558,941	39.11	9,803,794	40.11
2026	241,400	241,400	9,797,977	40.59	10,240,524	42.42
2027	243,820	243,820	8,875,288	36.40	9,499,559	38.96
2028	19,972	19,972	674,689	33.78	742,934	37.20
2029	68,315	68,315	2,559,416	37.46	2,844,073	41.63
2030	47,174	47,174	1,593,205	33.77	1,938,126	41.08
2031	161,276	161,276	6,559,149	40.67	6,911,753	42.86
Thereafter	133,774	133,774	4,960,101	37.08	5,719,012	42.75

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	31,241	16,996	589,487	34.68	594,382	34.97
2023	295,076	244,832	16,362,280	66.83	16,630,827	67.93
2024	168,056	116,493	4,564,147	39.18	4,748,983	40.77
2025	346,078	323,742	21,457,541	66.28	22,861,203	70.62
2026	174,899	87,450	8,230,248	94.11	8,726,666	99.79
2027	104,269	93,305	6,606,792	70.81	7,492,159	80.30
2028	24,512	12,256	659,146	53.78	782,814	63.87
2029	36,568	18,284	897,096	49.06	1,081,979	59.18
2030	81,384	66,956	4,015,139	59.97	4,841,136	72.30
2031	35,354	17,677	781,392	44.20	1,014,322	57.38
Thereafter	61,035	30,518	1,328,456	43.53	1,635,383	53.59

Q3 2022
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2022

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	79,038	79,038	3,072,227	38.87	3,081,020	38.98	[4]
2023	269,580	269,580	11,784,927	43.72	11,917,974	44.21
2024	519,805	519,805	28,104,320	54.07	28,851,763	55.50
2025	179,456	179,456	9,263,712	51.62	9,830,868	54.78
2026	219,254	219,254	11,269,261	51.40	12,024,434	54.84
2027	379,215	379,215	20,361,722	53.69	22,384,367	59.03
2028	89,783	89,783	4,498,651	50.11	4,980,926	55.48
2029	517,339	517,339	26,972,779	52.14	31,591,148	61.06
2030	173,101	173,101	8,283,463	47.85	9,506,598	54.92
2031	71,243	71,243	3,995,495	56.08	4,762,704	66.85
Thereafter	3,155,868	2,788,082	144,210,887	51.72	181,334,562	65.04

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2022
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Credit Suisse	Tayo Okusanya	212.325.1402
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Peterson	212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2022
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units and (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2020, 2021 and 2022 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2022
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2022
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2022
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss) and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2022
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-22	30-Jun-22
Revenue	$790,523	$773,927
Partners’ share of revenue from consolidated joint ventures (JVs)	(79,336)	(77,142)
BXP’s share of revenue from unconsolidated JVs	59,938	56,648
BXP’s Share of revenue	$771,125	$753,433

Straight-line rent	$32,140	$21,601
Partners’ share of straight-line rent from consolidated JVs	(3,063)	(83)
BXP’s share of straight-line rent from unconsolidated JVs	4,740	8,883
BXP’s Share of straight-line rent	$33,817	$30,401

Reinstatements associated with accrued rent (all of which was included within straight-line rent) [1]	$—	$483
Partners’ share of reinstatements associated with accrued rent from consolidated JVs (all of which was included within straight-line rent) [1]	—	—
BXP’s share of reinstatements associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent) [1]	—	—
BXP’s Share of reinstatements associated with accrued rent (all of which was included within straight-line rent), net [1]	$—	$483

Fair value lease revenue [2]	$2,442	$1,919
Partners’ share of fair value lease revenue from consolidated JVs [2]	(140)	(142)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	631	634
BXP’s Share of fair value lease revenue [2]	$2,933	$2,411

Lease termination income	$1,981	$1,922
Partners’ share of termination income from consolidated JVs	(57)	(641)
BXP’s share of termination income from unconsolidated JVs	500	(1)
BXP’s Share of termination income	$2,424	$1,280

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$26,259	$26,474
Partners’ share of parking and other revenue from consolidated JVs	(688)	(621)
BXP’s share of parking and other revenue from unconsolidated JVs	2,789	2,026
BXP’s Share of parking and other revenue	$28,360	$27,879

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	(1,246)	—
BXP’s Share of hedge amortization, net of costs	$200	$1,446

Straight-line ground rent expense adjustment	$800	$746
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	144	145
BXP’s Share of straight-line ground rent expense adjustment	$944	$891

Depreciation and amortization	$190,675	$183,146
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,706)	(17,414)
BXP’s share of depreciation and amortization from unconsolidated JVs	21,485	21,120
BXP’s Share of depreciation and amortization	$194,454	$186,852

Q3 2022
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	30-Sep-22	30-Jun-22

Lease transaction costs that qualify as rent inducements [3]	$4,667	$4,452
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	1,380	87
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$6,047	$4,539

2nd generation tenant improvements and leasing commissions	$184,826	$128,465
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(18,615)	(41,402)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	3,548	3,926
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$169,759	$90,989

Maintenance capital expenditures [4]	$16,808	$16,256
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(1,889)	(1,460)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	601	1,022
BXP’s Share of maintenance capital expenditures [4]	$15,520	$15,818

Interest expense	$111,846	$104,142
Partners’ share of interest expense from consolidated JVs	(11,971)	(11,850)
BXP’s share of interest expense from unconsolidated JVs	17,748	14,335
BXP’s Share of interest expense	$117,623	$106,627

Capitalized interest	$12,230	$14,079
Partners’ share of capitalized interest from consolidated JVs	(64)	(63)
BXP’s share of capitalized interest from unconsolidated JVs	1,238	663
BXP’s Share of capitalized interest	$13,404	$14,679

Amortization of financing costs	$4,772	$4,169
Partners’ share of amortization of financing costs from consolidated JVs	(497)	(499)
BXP’s share of amortization of financing costs from unconsolidated JVs	753	749
BXP’s Share of amortization of financing costs	$5,028	$4,419

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2022
Reconciliations (continued)
for the three months ended September 30, 2022
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$74,210	$101,562	$175,772
Straight-line rent	4,715	2,616	7,331
Fair value lease revenue	327	21	348
Termination income	—	127	127
Total lease revenue	79,252	104,326	183,578
Parking and other	—	1,529	1,529
Total rental revenue [2]	79,252	105,855	185,107
Expenses
Operating	30,562	38,432	68,994
Net Operating Income (NOI)	48,690	67,423	116,113

Other income (expense)
Interest and other income	295	392	687
Interest expense	(21,234)	(7,733)	(28,967)
Depreciation and amortization expense	(16,888)	(22,762)	(39,650)
General and administrative expense	(43)	(123)	(166)
Total other income (expense)	(37,870)	(30,226)	(68,096)
Net income	$10,820	$37,197	$48,017

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$18,838	$29,468	$48,306
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,852	$37,955	$67,807
Unearned portion of capitalized fees [4]	$317	$776	$1,093

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$—	$688	$688
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$151	$497
Partners’ share of depreciation and amortization related to capitalized fees	$418	$486	$904
Partners’ share of capitalized interest	$64	$—	$64
Partners’ share of management and other fees	$642	$881	$1,523
Partners’ share of basis differential depreciation and amortization expense	$(18)	$(179)	$(197)
Partners’ share of basis differential interest and other adjustments	$(4)	$39	$35

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$3,289	$15,512	$18,801
Add:
Partners’ share of interest expense after BXP’s basis differential	8,491	3,480	11,971
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,156	10,550	17,706
Partners’ share of EBITDAre	$18,936	$29,542	$48,478

Q3 2022
Reconciliations (continued)
for the three months ended September 30, 2022
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [2]	$31,701	$47,635		$79,336
Less: Termination income	—	57		57
Rental revenue (excluding termination income) [2]	31,701	47,578		79,279
Less: Operating expenses (including partners’ share of management and other fees)	12,863	18,167		31,030
Income allocation to private REIT shareholders	—	—		—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,838	$29,411		$48,249

Rental revenue (excluding termination income) [2]	$31,701	$47,578		$79,279
Less: Straight-line rent	1,886	1,177	[2]	3,063
Fair value lease revenue	131	9		140
Subtotal	29,684	46,392		76,076
Less: Operating expenses (including partners’ share of management and other fees)	12,863	18,167		31,030
Income allocation to private REIT shareholders	—	—		—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,821	$28,225		$45,046

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$31,701	$47,635		$79,336
Add: Development and management services revenue	—	—		—
Revenue	$31,701	$47,635		$79,336

_________
1Lease revenue includes recoveries from clients and service income from clients.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2022
Reconciliations (continued)
for the three months ended September 30, 2022
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,872	$28,447		$3,731		$11,152		$6,821	$33,938		$108,961
Straight-line rent	1,097	5,782		60		114		870	1,635		9,558
Fair value lease revenue	—	270		—		23		1,153	—		1,446
Termination income	—	1,000		—		—		—	—		1,000
Total lease revenue	25,969	35,499		3,791		11,289		8,844	35,573		120,965
Parking and other	17	3,534		47		195		578	1,802		6,173
Total rental revenue [3]	25,986	39,033		3,838		11,484		9,422	37,375		127,138
Expenses
Operating	9,645	14,564		4,964	[4]	4,595		3,546	15,484		52,798
Net operating income/(loss)	16,341	24,469		(1,126)		6,889		5,876	21,891		74,340

Other income/(expense)
Development and management services revenue	—	—		606		—		—	27		633
Interest and other income	48	5		5		3		37	127		225
Interest expense	(7,983)	(11,984)		(4,227)		(6)		(3,078)	(13,400)		(40,678)
Transaction costs	(139)	(4)		—		325		(42)	(75)		65
Depreciation and amortization expense	(8,279)	(12,681)		(2,776)		(4,677)		(6,029)	(9,690)		(44,132)
General and administrative expense	(24)	20		(26)		(8)		(16)	(34)		(88)
Total other income/(expense)	(16,377)	(24,644)		(6,418)		(4,363)		(9,128)	(23,045)		(83,975)
Net income/(loss)	$(36)	$(175)		$(7,544)		$2,526		$(3,252)	$(1,154)		$(9,635)

BXP’s share of select items:
BXP’s share of parking and other revenue	$9	$1,853		$24		$98		$195	$610	[5]	$2,789
BXP’s share of amortization of financing costs	$167	$90		$79		$—		$28	$389	[5]	$753
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$(928)	$(318)		$(1,246)
BXP’s share of capitalized interest	$—	$—		$1,234		$—		$—	$4	[5]	$1,238
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$(31)	$(971)		$(2,714)		$383		$(1,053)	$862	[5]	$(3,524)
Add:
BXP’s share of interest expense	3,992	6,340		1,756		3		1,036	4,621	[5]	17,748
BXP’s share of depreciation and amortization expense	4,152	7,784	[6]	1,015		2,830	[6]	1,988	3,716	[5]	21,485
BXP’s share of EBITDAre	$8,113	$13,153	[6]	$57		$3,216	[6]	$1,971	$9,199	[5]	$35,709

Q3 2022
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$12,992	$20,817	[6]	$1,919	$5,530	[6]	$3,172	$15,191	[5]	$59,621
BXP’s share of operating expenses	4,823	7,674		2,178	2,297		1,194	6,139	[5]	24,305
BXP’s share of net operating income/(loss)	8,169	13,143	[6]	(259)	3,233	[6]	1,978	9,052	[5]	35,316
Less:
BXP’s share of termination income	—	500		—	—		—	—		500
BXP’s share of net operating income/(loss) (excluding termination income)	8,169	12,643		(259)	3,233		1,978	9,052	[5]	34,816
Less:
BXP’s share of straight-line rent	548	3,054	[6]	30	64	[6]	293	751	[5]	4,740
BXP’s share of fair value lease revenue	—	450	[6]	—	(207)	[6]	388	—		631
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		144	—		—	—		144
BXP’s share of lease transaction costs that qualify as rent inducements	—	1,350		—	—		—	30	[5]	1,380
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$7,621	$10,489	[6]	$(145)	$3,376	[6]	$1,297	$8,331	[5]	$30,969

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$12,992	$20,817	[6]	$1,919	$5,530	[6]	$3,172	$15,191	[5]	$59,621
Add:
BXP’s share of development and management services revenue	—	—		303	—		—	14		317
BXP’s share of revenue	$12,992	$20,817	[6]	$2,222	$5,530	[6]	$3,172	$15,205	[5]	$59,938

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Includes approximately $288 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q3 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-June-22	30-June-21
Net income attributable to Boston Properties, Inc.	$222,989	$111,703
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	25,708	12,383
Noncontrolling interest in property partnerships	18,546	17,164
Net income	267,243	141,250
Add:
Interest expense	104,142	106,319
Depreciation and amortization expense	183,146	183,838
Transaction costs	496	751
Payroll and related costs from management services contracts	3,239	2,655
General and administrative expense	34,665	38,405
Less:
Other income - assignment fee	6,624	—
Interest and other income (loss)	1,195	1,452
Gains (losses) from investments in securities	(4,716)	2,275
Gains on sales of real estate	96,247	7,756
Loss from unconsolidated joint ventures	(54)	(1,373)
Direct reimbursements of payroll and related costs from management services contracts	3,239	2,655
Development and management services revenue	6,354	7,284
Net Operating Income (NOI)	484,042	453,169
Add:
BXP’s share of NOI from unconsolidated joint ventures	35,710	25,417
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,862	46,287
BXP’s Share of NOI	471,890	432,299
Less:
Termination income	1,922	5,355
BXP’s share of termination income from unconsolidated joint ventures	(1)	709
Add:
Partners’ share of termination income from consolidated joint ventures	641	(3)
BXP’s Share of NOI (excluding termination income)	$470,610	$426,232

Net Operating Income (NOI)	$484,042	$453,169
Less:
Termination income	1,922	5,355
NOI from non Same Properties (excluding termination income)	17,390	7,539
Same Property NOI (excluding termination income)	464,730	440,275
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	47,221	46,290
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	35,711	24,708
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	10,015	901
BXP’s Share of Same Property NOI (excluding termination income)	$443,205	$417,792

Change in BXP’s Share of Same Property NOI (excluding termination income)	$25,413
Change in BXP’s Share of Same Property NOI (excluding termination income)	6.1%

Q3 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-June-22	30-June-21
Net income attributable to Boston Properties, Inc.	$222,989	$111,703
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	25,708	12,383
Noncontrolling interest in property partnerships	18,546	17,164
Net income	267,243	141,250
Add:
Interest expense	104,142	106,319
Depreciation and amortization expense	183,146	183,838
Transaction costs	496	751
Payroll and related costs from management services contracts	3,239	2,655
General and administrative expense	34,665	38,405
Less:
Other income - assignment fee	6,624	—
Interest and other income (loss)	1,195	1,452
Gains (losses) from investments in securities	(4,716)	2,275
Gains on sales of real estate	96,247	7,756
Loss from unconsolidated joint ventures	(54)	(1,373)
Direct reimbursements of payroll and related costs from management services contracts	3,239	2,655
Development and management services revenue	6,354	7,284
Net Operating Income (NOI)	484,042	453,169
Less:
Straight-line rent	21,601	31,267
Fair value lease revenue	1,919	731
Termination income	1,922	5,355
Add:
Straight-line ground rent expense adjustment [1]	631	567
Lease transaction costs that qualify as rent inducements [2]	4,452	826
NOI - cash (excluding termination income)	463,683	417,209
Less:
NOI - cash from non Same Properties (excluding termination income)	12,800	7,134
Same Property NOI - cash (excluding termination income)	450,883	410,075
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,996	43,833
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	26,426	21,477
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	6,666	799
BXP’s Share of Same Property NOI - cash (excluding termination income)	$423,647	$386,920

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$36,727
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	9.5%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $115 and $(103) for the three months ended June 30, 2022 and 2021, respectively. As of June 31, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2022
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-21	30-Jun-21
Revenue
Lease	$692,260	$684,025
Parking and other	21,266	17,864
Insurance proceeds	2,241	418
Hotel revenue	5,189	1,561
Development and management services	6,094	7,284
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,655
Total revenue	730,056	713,807
Expenses
Operating	124,153	117,769
Real estate taxes	131,718	130,440
Demolition costs	169	92
Restoration expenses related to insurance claim	2,241	402
Hotel operating	3,946	1,996
General and administrative	34,560	38,405
Payroll and related costs from management services contracts	3,006	2,655
Transaction costs	1,888	751
Depreciation and amortization	179,412	183,838
Total expenses	481,093	476,348
Other income (expense)
Loss from unconsolidated joint ventures	(5,597)	(1,373)
Gains on sales of real estate	348	7,756
Gains (losses) from investments in securities	(190)	2,275
Interest and other income (loss)	1,520	1,452
Interest expense	(105,794)	(106,319)
Net income	139,250	141,250
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,971)	(17,164)
Noncontrolling interest - common units of the Operating Partnership	(11,982)	(12,383)
Net income attributable to Boston Properties, Inc.	$108,297	$111,703

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.69	$0.72
Net income attributable to Boston Properties, Inc. per share - diluted	$0.69	$0.71